UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2031

MFS SERIES TRUST V

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® International New Discovery Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

9/30/09

MIO-ANN

LETTER FROM THE CEO

Dear Shareholders:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

November 16, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Christian Dior S.A.	1.8%
Synthes, Inc.	1.3%
Zimmer Holdings, Inc.	1.2%
Novo Nordisk A/S, “B”	1.2%
Royal KPN N.V.	1.2%
Bunzl PLC	1.2%
Intertek Group PLC	1.1%
Konica Minolta Holdings, Inc.	1.1%
Copa Holdings S.A., “A”	1.1%
Kerry Group PLC	1.1%

Equity sectors
Financial Services	18.3%
Health Care	11.2%
Basic Materials	9.6%
Special Products & Services	9.5%
Consumer Staples	9.5%
Technology	8.9%
Retailing	5.7%
Energy	5.3%
Utilities & Communications	5.1%
Industrial Goods & Services	5.1%
Transportation	4.0%
Leisure	3.3%
Autos & Housing	2.7%

Country weightings
Japan	13.7%
United Kingdom	12.5%
Brazil	7.1%
Germany	6.8%
France	5.5%
Australia	4.8%
Netherlands	4.6%
United States	4.2%
Hong Kong	3.7%
Other Countries	37.1%

Percentages are based on net assets as of 9/30/09.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2009, Class A shares of the MFS International New Discovery Fund provided a total return of 9.88%, at net asset value. This compares with a return of 14.58% for the fund’s benchmark, the Standard & Poor’s Global Ex U.S. SmallCap Index.

Market Environment

The global economy and financial markets experienced substantial deterioration and extraordinary volatility over most of the reporting period. Through the first quarter of 2009, the strong headwinds in the U.S. included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the early stages of the period, a seemingly continuous series of tumultuous financial events hammered markets. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst market decline since the beginning of the credit crisis. The synchronized global downturn in economic activity experienced in the fourth quarter of 2008 and the first quarter of 2009 was among the most intense in the post-World War II period. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier as well as massive fiscal and monetary stimulus. As a result, credit conditions and equity indices improved considerably during the second half of the period. Nevertheless, the degree of financial and macroeconomic dislocation remained significant.

During the first half of the reporting period, the Fed continued to cut interest rates aggressively towards zero, while making increasing use of its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. Policy makers in different countries increasingly sought to coordinate their rescue efforts, which resulted in a number of international actions such as the agreement of swap lines between the Federal Reserve and a number of other central banks and a substantial increase in the financial resources of the International Monetary Fund. By the

3

Management Review – continued

middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity. However, by the end of the period, there emerged broadening signs that the worst of the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Detractors from Performance

Security selection in the technology sector was the primary area of weakness for relative performance. Copy machine manufacturer Konica Minolta Holdings (aa) (Japan) was among the top detractors within this sector. Shares of Konica Minolta Holdings lagged the benchmark after analysts reduced the company’s earnings estimates due to continued weak demand for copy machines.

Stock selection and, to a lesser extent, an overweighted position in the health care sector also negatively affected relative results. The largest detractors within this sector included orthopedic products maker Zimmer Holdings (aa), medical supplies manufacturer Daiichi Sankyo (aa)(g) (Japan), kidney dialysis products maker Fresenius Medical Care (Germany), and medical device manufacturer Synthes (Switzerland). The stock price of Sythnes declined after the company reported earnings that were below consensus expectations and that revenue from the company’s North American business, its largest market, was hurt by volume slowdown and pricing pressure.

Stock selection in the financial services sector also weighed on relative performance. The fund’s ownership of several banking and financial services firms hurt relative returns as global financial markets deteriorated. These included KBC Group (Belgium), Anglo Irish Bank (aa)(g), and Erste Group Bank (aa)(g) (Germany).

Elsewhere, holdings of telecommunications company Telenor (aa)(g) (Norway) and distribution and outsourcing services provider Bunzl PLC (aa) (U.K.) were among the fund’s largest detractors for the reporting period.

Contributors to Performance

Stock selection in the consumer staples sector boosted relative performance. Our ownership of fashion and beauty products maker Christian Dior (aa) (France) and personal hygiene products maker Hengan International Group (Hong Kong) significantly outperformed the overall return of the benchmark. Shares of Hengan International Group rose in response to lower input cost pressures and continued market share gains.

4

Management Review – continued

Stock selection in the transportation and basic materials sectors was another positive driver for relative results. In the transportation sector, strong-performing airline services provider Copa Holdings (aa) was among the fund’s top contributors. In the basic materials sector, our overweighted position in specialty chemical products maker Altana (g) (Germany) bolstered relative results.

Elsewhere, our holdings of power transmission manufacturer LS Industrial Systems (Korea), consumer products company Li & Fung (aa) (Hong Kong), product safety testing company Intertek Group (U.K.), automaker PT Astra International Tbk (aa) (Indonesia), and oil and gas company Talisman Energy (aa)(g) (Canada) were strong contributors to relative results.

The fund’s cash position was also a contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. The most significant impact came during the first half of the reporting period, when equity markets declined, as measured by the fund’s benchmark, and holding cash helped performance versus the benchmark, which has no cash position.

During the reporting period, currency exposure benefited the fund’s relative results. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our funds to have different currency exposure than the benchmark.

Respectfully,

David Antonelli	Peter Fruzzetti	Jose Luis Garcia
Portfolio Manager	Portfolio Manager	Portfolio Manager

Robert Lau
Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 9/30/09

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 9/30/09

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	10/09/97	9.88%	8.38%	11.64%	N/A
B	10/02/00	9.05%	7.63%	N/A	7.06%
C	10/02/00	9.04%	7.63%	N/A	7.04%
I	10/09/97	10.19%	8.72%	11.97%	N/A
R1	4/01/05	9.07%	N/A	N/A	4.84%
R2	10/31/03	9.58%	8.05%	N/A	9.46%
R3	4/01/05	9.92%	N/A	N/A	5.60%
R4	4/01/05	10.20%	N/A	N/A	5.90%
529A	7/31/02	9.75%	8.14%	N/A	12.17%
529B	7/31/02	8.98%	7.41%	N/A	11.43%
529C	7/31/02	9.02%	7.41%	N/A	11.43%
Comparative benchmark
Standard & Poor’s Global Ex U.S. SmallCap Index (f)		14.58%	9.82%	7.64%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		3.56%	7.10%	10.98%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		5.05%	7.37%	N/A	7.06%
C With CDSC (1% for 12 months) (x)		8.04%	7.63%	N/A	7.04%
529A With Initial Sales Charge (5.75%)		3.44%	6.86%	N/A	11.25%
529B With CDSC (Declining over six years from 4% to 0%) (x)		4.99%	7.15%	N/A	11.43%
529C With CDSC (1% for 12 months) (x)		8.02%	7.41%	N/A	11.43%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition

Standard & Poor’s Global Ex U.S. SmallCap Index  –  represents the small capitalization stock component (the bottom 20% of the available market capitalization within each country) of the S&P Global Broad Market Index (BMI). The BMI is a float-weighted index that spans 22 countries and includes the listed shares of all companies with an available market capitalization (float) of at least $100 million.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2009 through September 30, 2009

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2009 through September 30, 2009.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the

9

Expense Table – continued

relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/09	Ending Account Value 9/30/09	Expenses Paid During Period (p) 4/01/09-9/30/09
A	Actual	1.42%	$1,000.00	$1,545.21	$9.06
	Hypothetical (h)	1.42%	$1,000.00	$1,017.95	$7.18
B	Actual	2.17%	$1,000.00	$1,537.75	$13.81
	Hypothetical (h)	2.17%	$1,000.00	$1,014.19	$10.96
C	Actual	2.17%	$1,000.00	$1,538.32	$13.81
	Hypothetical (h)	2.17%	$1,000.00	$1,014.19	$10.96
I	Actual	1.17%	$1,000.00	$1,547.11	$7.47
	Hypothetical (h)	1.17%	$1,000.00	$1,019.20	$5.92
R1	Actual	2.17%	$1,000.00	$1,539.11	$13.81
	Hypothetical (h)	2.17%	$1,000.00	$1,014.19	$10.96
R2	Actual	1.67%	$1,000.00	$1,541.67	$10.64
	Hypothetical (h)	1.67%	$1,000.00	$1,016.70	$8.44
R3	Actual	1.42%	$1,000.00	$1,544.48	$9.06
	Hypothetical (h)	1.42%	$1,000.00	$1,017.95	$7.18
R4	Actual	1.17%	$1,000.00	$1,547.47	$7.47
	Hypothetical (h)	1.17%	$1,000.00	$1,019.20	$5.92
529A	Actual	1.52%	$1,000.00	$1,543.50	$9.69
	Hypothetical (h)	1.52%	$1,000.00	$1,017.45	$7.69
529B	Actual	2.27%	$1,000.00	$1,537.81	$14.44
	Hypothetical (h)	2.27%	$1,000.00	$1,013.69	$11.46
529C	Actual	2.27%	$1,000.00	$1,538.17	$14.44
	Hypothetical (h)	2.27%	$1,000.00	$1,013.69	$11.46

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

9/30/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.2%
Issuer	Shares/Par	Value ($)

Aerospace - 0.3%
Meggitt PLC	1,837,786	$6,846,282

Airlines - 1.7%
Cathay Pacific Airways Ltd. (a)	5,949,000	$9,395,520
Copa Holdings S.A., “A”	533,880	23,752,321
Grupo Aeroportuario del Sureste S.A. de C.V., ADR	81,820	3,490,441

		$36,638,282
Alcoholic Beverages - 1.7%
Companhia de Bebidas das Americas, ADR	107,203	$8,818,518
Davide Campari-Milano S.p.A.	483,917	4,340,898
Foster’s Group Ltd.	1,491,365	7,281,189
Heineken N.V.	115,700	5,334,099
Pernod Ricard S.A.	150,430	11,946,549

		$37,721,253
Apparel Manufacturers - 2.0%
Billabong International Ltd.	848,437	$8,938,636
Burberry Group PLC	921,690	7,416,549
Compagnie Financiere Richemont S.A.	172,627	4,877,467
GERRY WEBER International AG	8,595	285,132
Li & Fung Ltd.	3,051,000	12,229,166
Stella International Holdings Ltd.	6,393,000	10,723,673

		$44,470,623
Automotive - 0.8%
Hyundai Mobis	86,791	$12,139,976
PT Astra International Tbk.	1,445,000	4,976,437

		$17,116,413
Biotechnology - 0.6%
Actelion Ltd. (a)	127,884	$7,941,074
Lonza Group AG	44,248	4,824,881

		$12,765,955
Broadcasting - 0.7%
Grupo Televisa S.A., ADR	411,290	$7,645,881
WPP Group PLC	954,872	8,194,774

		$15,840,655

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Brokerage & Asset Managers - 4.1%
Aberdeen Asset Management PLC	2,136,700	$5,122,151
Bolsa Mexicana de Valores S.A. de C.V. (a)	4,781,400	5,916,084
Daiwa Securities Group, Inc.	2,052,000	10,584,036
Deutsche Boerse AG	218,900	17,890,280
GAM Holding Ltd.	126,423	6,313,220
Hong Kong Exchanges & Clearing Ltd.	555,800	9,983,231
ICAP PLC	640,164	4,324,551
IG Group Holdings PLC	2,497,655	13,300,102
Osaka Securities Exchange Co. Ltd.	1,077	4,873,437
Rathbone Brothers PLC	641,435	8,918,451
Van Lanschot N.V.	48,159	2,854,176

		$90,079,719
Business Services - 7.0%
Amadeus Fire AG (h)	263,777	$4,960,075
Bunzl PLC	2,491,376	25,263,205
Capgemini	93,879	4,917,440
Companhia Brasileira De Meios De Pagamento	542,540	5,383,751
CTS Eventim AG	168,850	7,649,803
Electrocomponents PLC	1,130,717	2,775,637
Homeserve PLC	122,217	3,109,512
Infosys Technology Ltd.	299,160	14,320,829
Intertek Group PLC	1,238,539	25,118,219
JFE Shoji Holdings, Inc.	469,951	1,705,029
Kloeckner & Co. AG (a)	260,892	5,978,617
Kroton Educacional S.A., IEU	610,916	5,445,001
Nomura Research Institute Ltd.	700,000	16,649,028
Redecard S.A.	394,500	6,068,032
Sodexo	216,434	12,966,463
TAKKT AG	357,368	4,502,638
USS Co. Ltd.	99,820	5,908,544

		$152,721,823
Chemicals - 2.0%
Makhteshim-Agan Industries Ltd.	1,188,970	$5,389,327
Nufarm Ltd.	1,055,398	10,567,669
Orica Ltd.	431,900	8,925,404
Syngenta AG	57,898	13,302,628
Victrex PLC	372,623	4,546,699

		$42,731,727

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - 1.1%
OBIC Co. Ltd.	104,070	$17,610,687
Totvs S.A.	131,400	6,452,811

		$24,063,498
Computer Software - Systems - 3.9%
Acer, Inc.	4,161,330	$10,614,317
Fujitsu Ltd.	1,707,000	11,055,777
Hon Hai Precision Industry Co. Ltd.	1,641,050	6,566,714
Konica Minolta Holdings, Inc.	2,623,000	24,718,397
Ricoh Co. Ltd.	521,000	7,513,313
Venture Corp. Ltd.	3,304,000	20,997,683
Wincor Nixdorf AG	58,964	3,797,401

		$85,263,602
Conglomerates - 2.0%
Ansell Ltd.	978,480	$8,594,497
DCC PLC	163,856	4,230,655
First Pacific Co. Ltd.	6,780,000	4,540,384
Keppel Corp. NPV	3,492,000	19,947,586
Smiths Group PLC	262,605	3,728,876
Tomkins PLC	822,800	2,480,010

		$43,522,008
Construction - 1.9%
Anhui Conch Cement Co. Ltd.	1,478,000	$9,774,315
Corporacion Moctezuma S.A. de C.V.	1,415,100	2,830,829
CRH PLC	117,216	3,242,737
Duratex S.A., IPS	691,200	10,943,870
Geberit AG	52,784	8,108,861
Sare Holding S.A. de C.V., “B” (a)	5,956,667	2,321,410
Wienerberger AG (a)(l)	243,268	5,019,406

		$42,241,428
Consumer Products - 5.2%
Avon Products, Inc.	150,920	$5,125,243
Beiersdorf AG	208,068	12,218,634
Christian Dior S.A.	390,842	38,605,858
Dabur India Ltd.	4,092,781	12,115,415
Hengan International Group Co. Ltd.	1,577,000	9,503,367
Henkel KGaA, IPS	421,506	18,146,574
Kimberly-Clark de Mexico S.A. de C.V., “A”	1,595,960	6,693,880

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Consumer Products - continued
Milbon Co. Ltd.	105,300	$2,815,351
Natura Cosméticos S.A.	475,130	8,568,753

		$113,793,075
Consumer Services - 0.2%
Thomas Cook Group PLC	1,188,852	$4,413,616

Containers - 0.7%
Mayr-Melnhof Karton AG	85,690	$8,686,074
Viscofan S.A.	317,728	7,727,424

		$16,413,498
Electrical Equipment - 1.0%
Legrand S.A.	289,820	$8,062,295
LS Industrial Systems Co. Ltd.	65,421	5,148,234
OMRON Corp.	78,821	1,480,896
Prysmian S.p.A.	113,356	2,126,575
Spectris PLC	399,270	4,508,130

		$21,326,130
Electronics - 3.0%
Advantech Co. Ltd.	5,919,352	$11,047,689
ARM Holdings PLC	2,080,970	4,775,708
ASM Pacific Technology Ltd.	1,435,300	10,117,761
ASML Holding N.V.	162,984	4,793,903
ASML Holding N.V.	412,280	12,191,120
Domino Printing Sciences PLC	249	1,158
Halma PLC	1,188,055	4,120,158
Hirose Electric Co. Ltd.	68,408	7,689,980
Hoya Corp.	339,300	7,958,384
Melexis N.V.	237,947	2,419,988

		$65,115,849
Energy - Independent - 3.2%
Arch Coal, Inc.	246,050	$5,445,087
Cairn Energy PLC (a)	290,000	12,916,728
Galp Energia SGPS S.A. (a)	734,367	12,702,197
Motor Oil (Hellas) Corinth Refineries S.A.	118,394	1,919,631
Nexen, Inc.	500,000	11,366,927
OMV AG	151,731	6,121,520
PTT Exploration & Production Public Co. Ltd.	1,479,300	6,398,050

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Independent - continued
Santos Ltd.	409,222	$5,457,800
Tullow Oil PLC	400,000	7,210,853

		$69,538,793
Engineering - Construction - 1.5%
Aker Kvaerner A.S.A.	836,559	$9,421,264
JGC Corp.	750,000	15,199,754
North American Energy Partners, Inc. (a)	1,384,071	8,304,426

		$32,925,444
Food & Beverages - 1.3%
Cranswick PLC	8,402	$90,637
Grupo Continental S.A.	2,141,490	4,283,932
Kerry Group PLC	807,963	23,113,421

		$27,487,990
Food & Drug Stores - 0.6%
FamilyMart Co., Ltd.	111,500	$3,589,762
Lawson, Inc.	207,000	9,616,109

		$13,205,871
Forest & Paper Products - 0.5%
Suzano Papel e Celulose S.A., IPS (a)	999,400	$10,549,097

Gaming & Lodging - 1.5%
Genting Berhad	3,634,500	$7,158,220
Ladbrokes PLC	2,868,043	8,589,597
Paddy Power PLC	204,040	6,195,575
William Hill PLC	4,141,814	11,669,720

		$33,613,112
General Merchandise - 0.6%
Lotte Shopping Co. Ltd.	45,434	$12,224,509

Health Maintenance Organizations - 0.4%
Odontoprev S.A.	407,800	$8,275,237

Insurance - 5.9%
ACE Ltd.	142,840	$7,636,226
Admiral Group PLC	610,199	11,282,943
Aflac, Inc.	81,759	3,494,380
Amlin PLC	1,340,126	8,213,505
Aspen Insurance Holdings Ltd.	481,685	12,750,202

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Insurance - continued
Catlin Group Ltd.	1,488,461	$8,359,047
CNP Assurances S.A.	144,392	14,712,543
Hiscox Ltd.	2,384,979	13,130,804
Jardine Lloyd Thompson Group PLC	594,060	4,609,322
QBE Insurance Group Ltd.	665,161	14,069,834
Samsung Fire & Marine Insurance Co. Ltd.	44,918	9,169,016
Storebrand A.S.A. (a)	3,700,000	22,580,115

		$130,007,937
Internet - 0.5%
Iliad S.A.	82,442	$9,289,395
Universo Online S.A., IPS	393,500	1,865,771

		$11,155,166
Leisure & Toys - 0.7%
Sankyo Co. Ltd.	230,200	$14,371,066

Machinery & Tools - 2.3%
Beml Ltd.	259,120	$5,759,528
Bucyrus International, Inc.	78,520	2,796,882
GEA Group AG	330,500	6,896,666
Glory Ltd.	595,600	14,602,223
Neopost S.A.	116,829	10,485,082
Rotork PLC	166,366	3,007,078
Sandvik AB	712,600	7,870,814

		$51,418,273
Major Banks - 1.1%
Banco Santander Chile, ADR (a)	203,130	$11,688,100
KBC Group N.V. (a)	210,322	10,564,366
Oversea-Chinese Banking Corp. Ltd.	272,000	1,506,275

		$23,758,741
Medical & Health Technology & Services - 1.2%
Diagnosticos da America S.A. (a)	236,400	$6,114,161
Fresenius Medical Care AG & Co.	142,490	7,095,689
Kobayashi Pharmaceutical Co. Ltd.	145,500	6,615,940
SSL International PLC	704,448	7,205,207

		$27,030,997
Medical Equipment - 6.0%
Cochlear Ltd.	272,910	$16,073,218
Cremer S.A.	457,200	3,323,965

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Medical Equipment - continued
Essilor International S.A.	183,209	$10,441,111
Miraca Holdings, Inc.	502,800	16,372,759
QIAGEN N.V. (a)	233,493	4,954,389
Sonova Holding AG	25,464	2,567,778
Straumann Holding AG	10,440	2,702,432
Synthes, Inc.	234,787	28,297,690
Terumo Corp.	300,000	16,430,132
Waters Corp. (a)	62,687	3,501,696
Zimmer Holdings, Inc. (a)(s)	504,064	26,942,221

		$131,607,391
Metals & Mining - 2.9%
Cameco Corp.	296,890	$8,238,548
Grupo Mexico S.A.B. de C.V. (a)	1,685,544	3,120,823
Iluka Resources Inc. (a)	1,742,379	6,074,072
Inmet Mining Corp.	219,543	12,295,146
National Aluminum Co. Ltd.	564,910	4,087,245
Salzgitter AG	47,620	4,564,350
SSAB Svenskt Stal AB, “A”	174,000	2,695,604
Steel Authority of India Ltd.	2,491,158	8,800,746
Usinas Siderurgicas de Minas Gerais S.A., “A”, IPS	396,600	10,456,754
voestalpine AG	100,000	3,569,111

		$63,902,399
Natural Gas - Pipeline - 0.8%
Enagas S.A.	848,508	$17,730,964

Network & Telecom - 0.4%
High Tech Computer Corp.	712,925	$7,828,248

Oil Services - 2.1%
Acergy S.A.	405,658	$5,109,264
Fugro N.V.	137,477	7,939,449
Petrofac Ltd.	207,119	3,268,696
Petroleum Geo-Services ASA (a)	253,477	2,472,850
Saipem S.p.A.	522,925	15,748,275
Schoeller-Bleckmann Nooter Apparatetechnik GMBH	117,550	5,636,990
Tenaris S.A., ADR	139,000	4,951,180

		$45,126,704
Other Banks & Diversified Financials - 5.3%
Aeon Credit Service Co. Ltd.	437,200	$4,367,665
Banco Compartamos S.A.	1,346,900	4,935,739

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Other Banks & Diversified Financials - continued
Banco Panamericano S.A., IPS	1,578,300	$6,236,227
Chiba Bank Ltd.	2,560,451	15,762,376
Credicorp Ltd.	42,900	3,335,904
CSU Cardsystem S.A. (a)	1,483,390	5,023,899
Grupo Financiero Banorte S.A. de C.V.	723,700	2,423,057
Housing Development Finance Corp. Ltd.	171,419	9,874,493
Itau Unibanco Multiplo S.A., ADR	254,793	5,134,079
Komercni Banka A.S.	75,563	15,068,970
Macquarie Group Ltd.	268,743	13,841,695
Shizuoka Bank Ltd.	881,000	9,255,705
Siam Commercial Bank Public Co. Ltd.	747,400	1,901,497
SNS REAAL Groep N.V. (a)	598,257	4,822,030
Unione di Banche Italiane Scpa	918,904	14,105,674

		$116,089,010
Pharmaceuticals - 3.0%
Genomma Lab Internacional S.A., “B” (a)	9,226,200	$12,400,035
Merck KGaA	95,209	9,467,072
Novo Nordisk A/S, “B”	418,520	26,203,521
Santen Pharmaceutical Co. Ltd.	490,400	18,028,408

		$66,099,036
Precious Metals & Minerals - 0.3%
Paladin Resources Ltd. (a)	1,460,206	$5,750,758

Printing & Publishing - 0.4%
Reed Elsevier PLC	1,165,236	$8,720,785

Real Estate - 1.9%
Ascendas Real Estate Investment Trust, REIT	5,839,466	$7,943,349
Brasil Brokers Participacoes	2,216,400	7,556,478
China Overseas Land & Investment Ltd.	2,746,000	5,882,617
City Developments Ltd.	553,400	4,017,340
Deutsche Wohnen AG, REIT (a)	485,250	4,786,011
Hang Lung Properties Ltd.	967,000	3,532,532
Midland Holdings Ltd.	10,858,000	8,998,594

		$42,716,921
Special Products & Services - 0.3%
Filtrona PLC	2,588,193	$6,982,109

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Specialty Chemicals - 3.2%
Akzo Nobel N.V.	217,731	$13,488,636
Croda International PLC	1,481,183	15,528,521
LG Chem Ltd.	54,090	10,019,545
Linde AG	180,040	19,517,230
Symrise AG	643,568	12,271,201

		$70,825,133
Specialty Stores - 2.5%
Abc-Mart, Inc.	162,400	$5,038,781
Bulgari S.p.A.	518,751	4,008,123
Dufry South America Ltd., BDR	768,380	12,985,605
Esprit Holdings Ltd.	1,840,600	12,349,753
Jumbo S.A.	502,515	6,618,198
NEXT PLC	144,122	4,127,488
Nitori Co. Ltd.	75,000	6,376,899
Shimamura Co. Ltd.	31,100	3,052,314

		$54,557,161
Telecommunications - Wireless - 1.3%
Cellcom Israel Ltd.	289,140	$8,798,530
Mobile TeleSystems OJSC, ADR	119,150	5,751,371
Philippine Long Distance Telephone Co.	85,550	4,367,278
Rogers Communications, Inc., “B”	225,000	6,352,916
Vivo Participacoes S.A., ADR	136,000	3,434,000

		$28,704,095
Telephone Services - 2.0%
China Unicom Ltd.	7,353,252	$10,325,112
Empresa Nacional de Telecomunicaciones S.A.	298,737	3,826,659
Royal KPN N.V.	1,551,777	25,739,437
Telekom Austria AG	275,829	4,972,775

		$44,863,983
Tobacco - 1.3%
KT&G Corp.	142,632	$8,643,263
Swedish Match AB	986,349	19,808,052

		$28,451,315
Trucking - 2.3%
DSV (a)	355,044	$6,330,288
TNT N.V.	856,272	22,980,490
Yamato Holdings Co. Ltd.	1,226,000	20,006,961

		$49,317,739

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Utilities - Electric Power - 1.0%
AES Tiete S.A., IPS	547,432	$6,173,906
Eletropaulo Metropolitana S.A., IPS	445,000	9,105,470
Equatorial Energia S.A.	701,800	6,932,434

		$22,211,810
Total Common Stocks (Identified Cost, $2,001,223,035)		$2,150,133,230

	Strike Price	First Exercise

Rights - 0.2%
Real Estate - 0.2%
Deutsche Wohnen AG (10 rights for 21 shares) (Identified Cost, $6,706,494)(a)	EUR 4.5	9/24/09	485,250	$3,301,921

Collateral for Securities Loaned - 0.1%
Morgan Stanley, Repurchase Agreement, 0.05%, dated 9/30/09, due 10/01/09, total to be received $2,115,003 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities valued at $2,160,794 in an individually traded account), at Cost and Net Asset Value			2,115,000	$2,115,000

Money Market Funds (v) - 2.2%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value			48,248,862	$48,248,862
Total Investments (Identified Cost, $2,058,293,391)				$2,203,799,013

Other Assets, Less Liabilities - (0.7)%				(15,232,477)
Net Assets - 100.0%				$2,188,566,536

(a)	Non-income producing security.
(h)	Affiliated issuers are those in which the fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.
(l)	All or a portion of this security is on loan.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At September 30, 2009, the value of securities pledged amounted to $174,782. At September 30, 2009, the fund had no short sales outstanding.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
BDR	Brazilian Depository Receipt

20

Portfolio of Investments – continued

IEU	International Equity Unit
IPS	International Preference Stock
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

See Notes to Financial Statements

21

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/09

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $2,007,071,916)	$2,150,590,076
Underlying funds, at cost and value	48,248,862
Other affiliated issuers, at value (identified cost, $2,972,613)	4,960,075
Total investments, at value, including $2,060,942 of securities on loan (identified cost, $2,058,293,391)	$2,203,799,013
Foreign currency, at value (identified cost, $148,859)	149,769
Receivables for
Investments sold	171,984
Fund shares sold	3,308,762
Interest and dividends	7,861,470
Other assets	2,760
Total assets	$2,215,293,758
Liabilities
Payables for
Investments purchased	$9,370,862
Fund shares reacquired	9,369,519
Collateral for securities loaned, at value	2,115,000
Payable to affiliates
Investment adviser	111,989
Shareholder servicing costs	1,694,383
Distribution and service fees	33,308
Administrative services fee	2,141
Program manager fees	22
Payable for independent Trustees’ compensation	4,081
Accrued expenses and other liabilities	4,025,917
Total liabilities	$26,727,222
Net assets	$2,188,566,536
Net assets consist of
Paid-in capital	$2,753,701,129
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $3,556,961 deferred country tax)	142,103,245
Accumulated net realized gain (loss) on investments and foreign currency transactions	(732,048,121)
Undistributed net investment income	24,810,283
Net assets	$2,188,566,536
Shares of beneficial interest outstanding	125,468,238

22

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,253,374,951	71,922,176	$17.43
Class B	101,607,707	6,082,617	16.70
Class C	166,341,963	9,983,099	16.66
Class I	584,558,630	32,662,694	17.90
Class R1	2,475,978	151,653	16.33
Class R2	39,096,874	2,296,494	17.02
Class R3	15,820,841	911,179	17.36
Class R4	21,166,381	1,213,880	17.44
Class 529A	2,648,026	153,908	17.21
Class 529B	758,156	46,601	16.27
Class 529C	717,029	43,937	16.32

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $18.49 and $18.26, respectively. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and 529A.

See Notes to Financial Statements

23

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/09

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$55,855,481
Interest	364,771
Dividends from other affiliated issuers	507,542
Dividends from underlying funds	116,862
Foreign taxes withheld	(3,553,455)
Total investment income	$53,291,201
Expenses
Management fee	$16,799,330
Distribution and service fees	5,510,489
Program manager fees	3,051
Shareholder servicing costs	4,000,171
Administrative services fee	355,895
Independent Trustees’ compensation	54,055
Custodian fee	738,833
Shareholder communications	167,756
Auditing fees	65,953
Legal fees	59,032
Miscellaneous	254,661
Total expenses	$28,009,226
Fees paid indirectly	(6,221)
Reduction of expenses by investment adviser and distributor	(219,265)
Net expenses	$27,783,740
Net investment income	$25,507,461
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (including $93,120 loss from transactions in securities of affiliated issuers and net of $9,086 country tax refund)	$(719,389,101)
Foreign currency transactions	(527,717)
Net realized gain (loss) on investments and foreign currency transactions	$(719,916,818)
Change in unrealized appreciation (depreciation)
Investments (net of $3,556,961 deferred country tax)	$724,816,125
Translation of assets and liabilities in foreign currencies	622,973
Net unrealized gain (loss) on investments and foreign currency translation	$725,439,098
Net realized and unrealized gain (loss) on investments and foreign currency	$5,522,280
Change in net assets from operations	$31,029,741

See Notes to Financial Statements

24

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2009	2008
Change in net assets
From operations
Net investment income	$25,507,461	$43,715,130
Net realized gain (loss) on investments and foreign currency transactions	(719,916,818)	269,691,596
Net unrealized gain (loss) on investments and foreign currency translation	725,439,098	(1,617,214,352)
Change in net assets from operations	$31,029,741	$(1,303,807,626)
Distributions declared to shareholders
From net investment income	$(35,164,627)	$(38,187,210)
From net realized gain on investments	(130,611,977)	(801,380,707)
Total distributions declared to shareholders	$(165,776,604)	$(839,567,917)
Change in net assets from fund share transactions	$(285,383,457)	$(89,732,693)
Total change in net assets	$(420,130,320)	$(2,233,108,236)
Net assets
At beginning of period	2,608,696,856	4,841,805,092
At end of period (including undistributed net investment income of $24,810,283 and $34,592,785, respectively)	$2,188,566,536	$2,608,696,856

See Notes to Financial Statements

25

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$17.39	$30.87	$26.64	$24.15	$19.62
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.27	$0.25	$0.20	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	1.05	(8.25)	6.84	4.07	5.54
Total from investment operations	$1.25	$(7.98)	$7.09	$4.27	$5.65
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.27)	$(0.23)	$(0.13)	$—
From net realized gain on investments	(0.95)	(5.23)	(2.63)	(1.65)	(1.12)
Total distributions declared to shareholders	$(1.21)	$(5.50)	$(2.86)	$(1.78)	$(1.12)
Redemption fees added to paid-in capital (d)	$—	$—	$0.00 (w)	$ 0.00 (w)	$ 0.00 (w)
Net asset value, end of period	$17.43	$17.39	$30.87	$26.64	$24.15
Total return (%) (r)(s)(t)	9.88	(31.08)	28.17	18.69	29.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54	1.50	1.51	1.55	1.61
Expenses after expense reductions (f)	1.52	1.45	1.46	1.55	1.61
Net investment income	1.48	1.14	0.88	0.77	0.49
Portfolio turnover	42	66	67	68	55
Net assets at end of period (000 omitted)	$1,253,375	$1,472,636	$2,891,693	$2,635,185	$1,984,799

See Notes to Financial Statements

26

Financial Highlights – continued

Class B	Years ended 9/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$16.66	$29.76	$25.77	$23.44	$19.19
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.10	$0.05	$0.03	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	1.02	(7.93)	6.61	3.95	5.41
Total from investment operations	$1.11	$(7.83)	$6.66	$3.98	$5.37
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.04)	$(0.04)	$—	$—
From net realized gain on investments	(0.95)	(5.23)	(2.63)	(1.65)	(1.12)
Total distributions declared to shareholders	$(1.07)	$(5.27)	$(2.67)	$(1.65)	$(1.12)
Redemption fees added to paid-in capital (d)	$—	$—	$0.00 (w)	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$16.70	$16.66	$29.76	$25.77	$23.44
Total return (%) (r)(s)(t)	9.05	(31.57)	27.30	17.92	28.94
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.26	2.15	2.16	2.20	2.26
Expenses after expense reductions (f)	2.26	2.15	2.16	2.20	2.26
Net investment income (loss)	0.70	0.42	0.16	0.10	(0.21)
Portfolio turnover	42	66	67	68	55
Net assets at end of period (000 omitted)	$101,608	$143,620	$301,724	$311,077	$277,244

See Notes to Financial Statements

27

Financial Highlights – continued

Class C	Years ended 9/30
	2009	2008	2007	2006		2005
Net asset value, beginning of period	$16.61	$29.69	$25.74	$23.41		$19.17
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.09	$0.05	$0.03		$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	1.01	(7.89)	6.59	3.95		5.40
Total from investment operations	$1.10	$(7.80)	$6.64	$3.98		$5.36
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.05)	$(0.06)	$(0.00	)(w)	$—
From net realized gain on investments	(0.95)	(5.23)	(2.63)	(1.65)		(1.12)
Total distributions declared to shareholders	$(1.05)	$(5.28)	$(2.69)	$(1.65)		$(1.12)
Redemption fees added to paid-in capital (d)	$—	$—	$0.00 (w)	$0.00	(w)	$0.00 (w)
Net asset value, end of period	$16.66	$16.61	$29.69	$25.74		$23.41
Total return (%) (r)(s)(t)	9.04	(31.55)	27.24	17.96		28.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.26	2.15	2.16	2.20		2.26
Expenses after expense reductions (f)	2.26	2.15	2.16	2.20		2.26
Net investment income (loss)	0.71	0.41	0.18	0.11		(0.17)
Portfolio turnover	42	66	67	68		55
Net assets at end of period (000 omitted)	$166,342	$220,821	$472,596	$435,798		$339,331

See Notes to Financial Statements

28

Financial Highlights – continued

Class I	Years ended 9/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$17.85	$31.55	$27.18	$24.59	$19.89
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.37	$0.35	$0.29	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	1.09	(8.48)	6.97	4.14	5.63
Total from investment operations	$1.32	$(8.11)	$7.32	$4.43	$5.82
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.36)	$(0.32)	$(0.19)	$—
From net realized gain on investments	(0.95)	(5.23)	(2.63)	(1.65)	(1.12)
Total distributions declared to shareholders	$(1.27)	$(5.59)	$(2.95)	$(1.84)	$(1.12)
Redemption fees added to paid-in capital (d)	$—	$—	$0.00 (w)	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$17.90	$17.85	$31.55	$27.18	$24.59
Total return (%) (r)(s)	10.19	(30.87)	28.54	19.09	30.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.26	1.15	1.16	1.20	1.26
Expenses after expense reductions (f)	1.26	1.15	1.16	1.20	1.26
Net investment income	1.66	1.51	1.19	1.11	0.87
Portfolio turnover	42	66	67	68	55
Net assets at end of period (000 omitted)	$584,559	$691,978	$1,040,477	$791,709	$515,202

See Notes to Financial Statements

29

Financial Highlights – continued

Class R1	Years ended 9/30
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$16.37	$29.42	$25.58	$23.43	$21.18
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.10	$0.05	$0.01	$0.00	(w)
Net realized and unrealized gain (loss) on investments and foreign currency	0.97	(7.79)	6.50	3.93	2.25	(g)
Total from investment operations	$1.07	$(7.69)	$6.55	$3.94	$2.25
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.13)	$(0.08)	$(0.14)	$—
From net realized gain on investments	(0.95)	(5.23)	(2.63)	(1.65)	—
Total distributions declared to shareholders	$(1.11)	$(5.36)	$(2.71)	$(1.79)	$—
Redemption fees added to paid-in capital (d)	$—	$—	$0.00 (w)	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$16.33	$16.37	$29.42	$25.58	$23.43
Total return (%) (r)(s)	9.07	(31.54)	27.10	17.83	10.62	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.25	2.20	2.30	2.40	2.47	(a)
Expenses after expense reductions (f)	2.25	2.20	2.26	2.30	2.47	(a)
Net investment income	0.80	0.44	0.17	0.05	0.01	(a)
Portfolio turnover	42	66	67	68	55
Net assets at end of period (000 omitted)	$2,476	$2,399	$3,413	$1,287	$192

See Notes to Financial Statements

30

Financial Highlights – continued

Class R2	Years ended 9/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$17.04	$30.35	$26.27	$23.91	$19.51
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.29	$0.16	$0.14	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	1.00	(8.18)	6.73	4.01	5.42
Total from investment operations	$1.17	$(7.89)	$6.89	$4.15	$5.52
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.19)	$(0.18)	$(0.14)	$—
From net realized gain on investments	(0.95)	(5.23)	(2.63)	(1.65)	(1.12)
Total distributions declared to shareholders	$(1.19)	$(5.42)	$(2.81)	$(1.79)	$(1.12)
Redemption fees added to paid-in capital (d)	$—	$—	$0.00 (w)	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$17.02	$17.04	$30.35	$26.27	$23.91
Total return (%) (r)(s)	9.58	(31.24)	27.75	18.36	29.25
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.68	1.85	1.95	2.01
Expenses after expense reductions (f)	1.75	1.68	1.81	1.85	2.01
Net investment income	1.27	1.27	0.57	0.54	0.44
Portfolio turnover	42	66	67	68	55
Net assets at end of period (000 omitted)	$39,097	$44,529	$40,709	$23,313	$4,468

See Notes to Financial Statements

31

Financial Highlights – continued

Class R3	Years ended 9/30
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$17.34	$30.82	$26.64	$24.15	$21.75
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.29	$0.24	$0.21	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	1.04	(8.27)	6.82	4.06	2.28	(g)
Total from investment operations	$1.25	$(7.98)	$7.06	$4.27	$2.40
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.27)	$(0.25)	$(0.13)	$—
From net realized gain on investments	(0.95)	(5.23)	(2.63)	(1.65)	—
Total distributions declared to shareholders	$(1.23)	$(5.50)	$(2.88)	$(1.78)	$—
Redemption fees added to paid-in capital (d)	$—	$—	$0.00 (w)	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$17.36	$17.34	$30.82	$26.64	$24.15
Total return (%) (r)(s)	9.92	(31.12)	28.08	18.71	11.03	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.50	1.44	1.56	1.59	1.68	(a)
Expenses after expense reductions (f)	1.50	1.44	1.56	1.59	1.68	(a)
Net investment income	1.55	1.25	0.84	0.80	1.11	(a)
Portfolio turnover	42	66	67	68	55
Net assets at end of period (000 omitted)	$15,821	$15,391	$21,806	$8,192	$56

See Notes to Financial Statements

32

Financial Highlights – continued

Class R4	Years ended 9/30
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$17.43	$30.92	$26.70	$24.19	$21.75
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.35	$0.34	$0.14	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	1.01	(8.28)	6.81	4.20	2.28	(g)
Total from investment operations	$1.28	$(7.93)	$7.15	$4.34	$2.44
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.33)	$(0.30)	$(0.18)	$—
From net realized gain on investments	(0.95)	(5.23)	(2.63)	(1.65)	—
Total distributions declared to shareholders	$(1.27)	$(5.56)	$(2.93)	$(1.83)	$—
Redemption fees added to paid-in capital (d)	$—	$—	$0.00 (w)	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$17.44	$17.43	$30.92	$26.70	$24.19
Total return (%) (r)(s)	10.20	(30.90)	28.42	19.00	11.22	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.24	1.18	1.26	1.30	1.37	(a)
Expenses after expense reductions (f)	1.24	1.18	1.26	1.30	1.37	(a)
Net investment income	1.96	1.45	1.13	0.52	1.41	(a)
Portfolio turnover	42	66	67	68	55
Net assets at end of period (000 omitted)	$21,166	$13,716	$22,080	$16,063	$56

See Notes to Financial Statements

33

Financial Highlights – continued

Class 529A	Years ended 9/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$17.18	$30.54	$26.40	$23.97	$19.52
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.23	$0.17	$0.13	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	1.03	(8.17)	6.76	4.04	5.52
Total from investment operations	$1.22	$(7.94)	$6.93	$4.17	$5.57
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.19)	$(0.16)	$(0.09)	$—
From net realized gain on investments	(0.95)	(5.23)	(2.63)	(1.65)	(1.12)
Total distributions declared to shareholders	$(1.19)	$(5.42)	$(2.79)	$(1.74)	$(1.12)
Redemption fees added to paid-in capital (d)	$—	$—	$0.00 (w)	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$17.21	$17.18	$30.54	$26.40	$23.97
Total return (%) (r)(s)(t)	9.75	(31.22)	27.78	18.38	29.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.68	1.76	1.80	1.86
Expenses after expense reductions (f)	1.63	1.68	1.76	1.80	1.86
Net investment income	1.45	1.00	0.58	0.52	0.25
Portfolio turnover	42	66	67	68	55
Net assets at end of period (000 omitted)	$2,648	$2,337	$3,566	$2,642	$1,731

See Notes to Financial Statements

34

Financial Highlights – continued

Class 529B	Years ended 9/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$16.32	$29.29	$25.48	$23.25	$19.09
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.07	$(0.01)	$(0.03)	$(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	0.96	(7.79)	6.50	3.91	5.37
Total from investment operations	$1.05	$(7.72)	$6.49	$3.88	$5.28
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.02)	$(0.05)	$—	$—
From net realized gain on investments	(0.95)	(5.23)	(2.63)	(1.65)	(1.12)
Total distributions declared to shareholders	$(1.10)	$(5.25)	$(2.68)	$(1.65)	$(1.12)
Redemption fees added to paid-in capital (d)	$—	$—	$0.00 (w)	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$16.27	$16.32	$29.29	$25.48	$23.25
Total return (%) (r)(s)(t)	8.98	(31.69)	26.93	17.62	28.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.35	2.33	2.41	2.45	2.50
Expenses after expense reductions (f)	2.35	2.33	2.41	2.45	2.50
Net investment income (loss)	0.73	0.31	(0.04)	(0.10)	(0.44)
Portfolio turnover	42	66	67	68	55
Net assets at end of period (000 omitted)	$758	$652	$1,007	$727	$297

See Notes to Financial Statements

35

Financial Highlights – continued

Class 529C	Years Ended 9/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$16.33	$29.31	$25.45	$23.22	$19.07
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.08	$(0.02)	$(0.04)	$(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	0.97	(7.81)	6.52	3.92	5.35
Total from investment operations	$1.07	$(7.73)	$6.50	$3.88	$5.27
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.02)	$(0.01)	$—	$—
From net realized gain on investments	(0.95)	(5.23)	(2.63)	(1.65)	(1.12)
Total distributions declared to shareholders	$(1.08)	$(5.25)	$(2.64)	$(1.65)	$(1.12)
Redemption fees added to paid-in capital (d)	$—	$—	$0.00 (w)	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$16.32	$16.33	$29.31	$25.45	$23.22
Total return (%) (r)(s)(t)	9.02	(31.72)	26.97	17.64	28.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.34	2.33	2.41	2.45	2.50
Expenses after expense reductions (f)	2.34	2.33	2.41	2.45	2.50
Net investment income (loss)	0.80	0.35	(0.06)	(0.14)	(0.39)
Portfolio turnover	42	66	67	68	55
Net assets at end of period (000 omitted)	$717	$617	$895	$688	$504

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, April 1, 2005 (Classes R1, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

36

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International New Discovery Fund (the fund) is a series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In making these estimates and assumptions, management has considered the effects, if any, of events occurring after the date of the fund’s Statement of Assets and Liabilities through November 16, 2009 which is the date that the financial statements were issued. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values

37

Notes to Financial Statements – continued

obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

38

Notes to Financial Statements – continued

The fund has adopted FASB Accounting Standard Codification 820, Fair Value Measurements and Disclosures (“ASC 820”), which provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of September 30, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$81,945,695	$217,304,018	$—	$299,249,713
United Kingdom	273,876,831	—	—	273,876,831
Germany	148,283,682	—	—	148,283,682
Brazil	141,862,214	—	—	141,862,214
France	121,426,737	—	—	121,426,737
Australia	26,640,886	78,933,887	—	105,574,773
Netherlands	100,143,339	—	—	100,143,339
Hong Kong	37,009,330	44,861,284	—	81,870,614
Switzerland	78,936,031	—	—	78,936,031
Other Countries	596,398,724	205,812,493	—	802,211,217
Short Term Securities	—	2,115,000	—	2,115,000
Mutual Funds	48,248,862	—	—	48,248,862
Total Investments	$1,654,772,331	$549,026,682	$—	$2,203,799,013

Country disclosure is based on the country of domicile. For further information regarding security characteristics, see the Portfolio of Investments.

39

Notes to Financial Statements – continued

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of Level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 9/30/08	$—
Accrued discounts/premiums	—
Realized gain (loss)	(1,086,485)
Change in unrealized appreciation (depreciation)	1,086,485
Net purchases (sales)	—
Transfers in and/or out of Level 3	—
Balance as of 9/30/09	$—

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”).

40

Notes to Financial Statements – continued

ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

ASC 815 also requires sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. As defined by ASC 815, a credit derivative is a derivative instrument (a) in which one or more of the derivative’s underlyings are related to the credit risk of a specified entity (or group of entities) or an index based on the credit risk of a group of entities and (b) that exposes the seller to potential loss from credit-risk-related events specified in the derivative contract. The seller (or writer) is the party that provides the credit protection and assumes the credit risk on a credit derivatives contract, such as a credit default swap. There was no impact from implementing ASC 815’s credit derivative disclosure provisions as the fund did not hold any credit derivatives for which it was the seller of protection at period end.

As defined under ASC 815, derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended September 30, 2009, the fund did not invest in any derivative instruments and accordingly there is no impact to the financial statements.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount

41

Notes to Financial Statements – continued

payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At September 30, 2009, the fund has yet to enter into such transactions.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The

42

Notes to Financial Statements – continued

fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended September 30, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s

43

Notes to Financial Statements – continued

federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment company adjustments, wash sale loss deferrals, and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	9/30/09	9/30/08
Ordinary income (including any short-term capital gains)	$35,169,512	$200,756,737
Long-term capital gain	130,607,092	638,811,180
	$165,776,604	$839,567,917

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/09
Cost of investments	$2,094,306,218
Gross appreciation	304,657,015
Gross depreciation	(195,164,220)
Net unrealized appreciation (depreciation)	$109,492,795

Undistributed ordinary income	25,088,897
Capital loss carryforwards	(99,932,068)
Post-October capital loss deferral	(596,103,226)
Other temporary differences	(3,680,991)

As of September 30, 2009 the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

9/30/17	$(99,932,068)

44

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 9/30/09	Year ended 9/30/08	Year ended 9/30/09	Year ended 9/30/08
Class A	$20,013,619	$24,163,465	$73,151,822	$475,752,013
Class B	885,153	376,544	7,286,966	50,310,374
Class C	1,158,245	772,620	10,703,711	79,656,967
Class I	11,935,655	11,893,368	35,178,675	172,293,681
Class R (b)	—	214,881	—	6,170,021
Class R1	21,960	16,669	133,830	668,584
Former Class R2 (b)	—	15,660	—	426,867
Class R2	606,817	275,619	2,364,337	7,439,660
Class R3	235,533	214,335	809,833	4,163,726
Class R4	264,200	220,734	778,692	3,542,386
Class 529A	32,629	21,867	130,459	610,379
Class 529B	6,346	837	40,104	181,931
Class 529C	4,470	611	33,548	164,118
Total	$35,164,627	$38,187,210	$130,611,977	$801,380,707

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	0.975%
Next $4.5 billion of average daily net assets	0.925%
Average daily net assets in excess of $5 billion	0.85%

The management fee incurred for the year ended September 30, 2009 was equivalent to an annual effective rate of 0.94% of the fund’s average daily net assets.

45

Notes to Financial Statements – continued

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fees, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses do not exceed 0.40% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until January 31, 2011. For the year ended September 30, 2009, the fund’s actual operating expenses did not exceed the limit and therefore, the investment advisor did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $61,129 and $1,269 for the year ended September 30, 2009, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.27%	$2,971,382
Class B	0.75%	0.25%	1.00%	1.00%	919,010
Class C	0.75%	0.25%	1.00%	1.00%	1,393,607
Class R1	0.75%	0.25%	1.00%	1.00%	18,955
Class R2	0.25%	0.25%	0.50%	0.50%	161,007
Class R3	—	0.25%	0.25%	0.25%	30,135
Class 529A	—	0.25%	0.25%	0.29%	5,667
Class 529B	0.75%	0.25%	1.00%	1.00%	5,554
Class 529C	0.75%	0.25%	1.00%	1.00%	5,172
Total Distribution and Service Fees					$5,510,489

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2009 based on each class’ average daily net assets. Prior to March 1, 2009, the Class A annual distribution fee rate was 0.10%, of which 0.05% was paid by the fund and the remaining 0.05%

46

Notes to Financial Statements – continued

was waived under a written waiver agreement. For the year ended September 30, 2009, this waiver amounted to $207,735 and is reflected as a reduction of total expenses in the Statement of Operations. Prior to March 1, 2009, the Class 529A annual distribution fee rate was 0.25%, of which 0.10% was paid by the fund and the remaining 0.15% was not in effect. Effective March 1, 2009, the 0.10% Class A and 0.25% Class 529A annual distribution fees were eliminated.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2009, were as follows:

Amount
Class A	$3
Class B	50,324
Class C	1,554
Class 529B	52
Class 529C	—

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended September 30, 2009, were as follows:

Amount
Class 529A	$1,977
Class 529B	556
Class 529C	518
Total Program Manager Fees	$3,051

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2009, the fee was $532,575, which equated to 0.0297% annually of the fund’s average daily net

47

Notes to Financial Statements – continued

assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended September 30, 2009, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,540,712.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended September 30, 2009, these costs for the fund amounted to $926,884 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2009 was equivalent to an annual effective rate of 0.0199% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are

48

Notes to Financial Statements – continued

periodically adjusted for investment experience as if they had been invested in shares of the fund. The Retirement Deferral plan resulted in a net decrease in expense of $1,986 and is included in independent Trustees’ compensation for the year ended September 30, 2009. The liability for deferred retirement benefits payable to certain independent Trustees under the Retirement Deferral plan amounted to $4,025 at September 30, 2009, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended September 30, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $22,751 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $11,530, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions and short-term obligations, aggregated $759,255,604 and $1,195,268,093, respectively.

49

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/09		Year ended 9/30/08
	Shares	Amount	Shares	Amount
Shares sold
Class A	14,458,747	$196,133,951	13,879,317	$347,954,979
Class B	313,794	4,112,166	293,641	6,781,960
Class C	1,154,062	15,354,838	1,170,913	27,792,868
Class I	6,944,896	98,066,061	5,618,682	137,661,774
Class R (b)	—	—	486,485	12,914,976
Class R1	37,539	463,449	61,076	1,478,045
Former Class R2 (b)	—	—	32,488	829,345
Class R2	759,703	9,945,964	1,965,571	45,960,890
Class R3	302,912	4,084,168	409,868	10,501,178
Class R4	1,024,806	13,614,233	595,038	14,030,676
Class 529A	25,831	337,410	19,758	449,485
Class 529B	6,631	83,760	2,202	52,082
Class 529C	13,098	150,631	5,836	134,102
	25,042,019	$342,346,631	24,540,875	$606,542,360
Shares issued to shareholders in reinvestment of distributions
Class A	6,569,907	$82,780,824	17,877,207	$439,600,528
Class B	613,288	7,451,445	1,892,675	44,837,346
Class C	755,460	9,156,175	2,481,680	58,617,374
Class I	3,295,192	42,540,927	6,534,131	164,529,431
Class R (b)	—	—	132,448	3,242,327
Class R1	13,125	155,790	29,447	685,253
Former Class R2 (b)	—	—	18,936	442,527
Class R2	181,144	2,233,508	318,691	7,690,022
Class R3	83,267	1,044,994	178,551	4,378,061
Class R4	1,042	13,111	621	15,264
Class 529A	13,099	163,088	25,986	632,246
Class 529B	3,923	46,450	7,864	182,767
Class 529C	3,200	38,018	7,082	164,729
	11,532,647	$145,624,330	29,505,319	$725,017,875

50

Notes to Financial Statements – continued

	Year ended 9/30/09		Year ended 9/30/08
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(33,808,312)	$(441,270,979)	(40,722,688)	$(947,375,669)
Class B	(3,465,783)	(43,029,922)	(3,703,888)	(83,114,987)
Class C	(5,224,655)	(64,608,291)	(6,269,998)	(138,934,431)
Class I	(16,351,542)	(194,278,923)	(6,354,847)	(155,851,568)
Class R (b)	—	—	(1,911,107)	(46,969,883)
Class R1	(45,615)	(559,611)	(59,920)	(1,348,932)
Former Class R2 (b)	—	—	(125,329)	(2,850,328)
Class R2	(1,258,035)	(16,246,882)	(1,011,795)	(21,817,420)
Class R3	(362,351)	(4,762,338)	(408,680)	(9,776,042)
Class R4	(599,016)	(8,146,222)	(522,689)	(12,460,328)
Class 529A	(21,059)	(280,070)	(26,465)	(579,134)
Class 529B	(3,929)	(44,636)	(4,479)	(95,100)
Class 529C	(10,160)	(126,544)	(5,665)	(119,106)
	(61,150,457)	$(773,354,418)	(61,127,550)	$(1,421,292,928)
Net change
Class A	(12,779,658)	$(162,356,204)	(8,966,164)	$(159,820,162)
Class B	(2,538,701)	(31,466,311)	(1,517,572)	(31,495,681)
Class C	(3,315,133)	(40,097,278)	(2,617,405)	(52,524,189)
Class I	(6,111,454)	(53,671,935)	5,797,966	146,339,637
Class R (b)	—	—	(1,292,174)	(30,812,580)
Class R1	5,049	59,628	30,603	814,366
Former Class R2 (b)	—	—	(73,905)	(1,578,456)
Class R2	(317,188)	(4,067,410)	1,272,467	31,833,492
Class R3	23,828	366,824	179,739	5,103,197
Class R4	426,832	5,481,122	72,970	1,585,612
Class 529A	17,871	220,428	19,279	502,597
Class 529B	6,625	85,574	5,587	139,749
Class 529C	6,138	62,105	7,253	179,725
	(24,575,791)	$(285,383,457)	(7,081,356)	$(89,732,693)

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, MFS Growth Allocation Fund and MFS Aggressive Growth Allocation Fund were the owners of record of approximately 8%, 2% and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Moderate Allocation Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund and MFS Lifetime 2040 Fund

51

Notes to Financial Statements – continued

were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2009, the fund’s commitment fee and interest expense were $24,451 and $268, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money
Market Portfolio	17,179,660	544,091,066	(513,021,864)	48,248,862

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money
Market Portfolio	$—	$—	$116,862	$48,248,862

Other Affiliated Issuers	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
Amadeus Fire AG	243,004	26,400	(5,627)	263,777

Other Affiliated Issuers	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
Amadeus Fire AG	$(93,120)	$—	$507,542	$4,960,075

52

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust V and Shareholders of MFS International New Discovery Fund:

We have audited the accompanying statement of assets and liabilities of MFS International New Discovery Fund (the Fund) (one of the portfolios comprising MFS Series Trust V), including the portfolio of investments, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS International New Discovery Fund at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 16, 2009

53

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of November 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

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Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director (until 2004)

55

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

56

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 04/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

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Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

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Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 104 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
David Antonelli
Peter Fruzzetti
Jose Luis Garcia
Robert Lau

59

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2008 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”) (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

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Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2008, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2008 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

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Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median and the Fund’s total expense ratio was lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $500 million and $5.0 billion. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

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Board Review of Investment Advisory Agreement – continued

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributions, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

63

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2008 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $143,668,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $50,334,207. The fund intends to pass through foreign tax credits of $2,943,997 for the fiscal year.

64

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

65

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Investment professionals

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Research Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

9/30/09

MFR-ANN

LETTER FROM THE CEO

Dear Shareholders:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

November 16, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	2.6%
JPMorgan Chase & Co.	2.6%
Chevron Corp.	2.5%
Google, Inc., “A”	2.3%
Bank of America Corp.	2.2%
Procter & Gamble Co.	2.2%
Danaher Corp.	2.2%
AT&T, Inc.	1.9%
Hewlett-Packard Co.	1.9%
Cisco Systems, Inc.	1.9%

Global equity sectors
Technology	18.6%
Financial Services	14.9%
Energy	14.7%
Capital Goods	14.1%
Health Care	13.2%
Consumer Cyclicals	11.0%
Consumer Staples	8.7%
Telecom/Cable Television	4.0%

Percentages are based on net assets as of 9/30/09.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2009, Class A shares of the MFS Research Fund provided a total return of –4.54%, at net asset value. This compares with a return of –6.91% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

The global economy and financial markets experienced substantial deterioration and extraordinary volatility over most of the reporting period. Through the first quarter of 2009, the strong headwinds in the U.S. included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the early stages of the period, a seemingly continuous series of tumultuous financial events hammered markets. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst market decline since the beginning of the credit crisis. The synchronized global downturn in economic activity experienced in the fourth quarter of 2008 and the first quarter of 2009 was among the most intense in the post-World War II period. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier as well as massive fiscal and monetary stimulus. As a result, credit conditions and equity indices improved considerably during the second half of the period. Nevertheless, the degree of financial and macroeconomic dislocation remained significant.

During the first half of the reporting period, the Fed continued to cut interest rates aggressively towards zero, while making increasing use of its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. Policy makers in different countries increasingly sought to coordinate their rescue efforts, which resulted in a number of international actions such as the agreement of swap lines between the Federal Reserve and a number of other central banks and a substantial increase in the financial resources of the International Monetary Fund. By the middle of the period, several central banks had approached their

3

Management Review – continued

lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity. However, by the end of the period, there emerged broadening signs that the worst of the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Contributors to Performance

Strong stock selection in the consumer cyclicals sector contributed to the fund’s performance relative to the S&P 500 Index. Automotive parts retailer O’Reilly Automotive (g) was one of the fund’s top relative contributors for the reporting period. Shares of O’Reilly Automotive rose as same-store sales growth grew due, in part, to consumer preference to maintain their older vehicles rather than make new purchases in the current economy.

Security selection in the capital goods sector was another positive area of relative performance. The fund’s holdings of industrial automation products maker Rockwell Automation and package manufacturer Owens-Ilinois, both standout performers, boosted relative performance. Shares of Rockwell increased on the company’s higher-than-expected earnings. Largely avoiding weak-performing diversified industrial conglomerate General Electric also helped.

Stock selection in the technology sector boosted relative returns over the reporting period. Our holdings in computer and personal electronics maker Apple, Canadian wireless solutions provider Research In Motion (aa)(g), and South Korean microchip maker Samsung Electronics (aa) were among the fund’s top relative contributors. Samsung Electronics turned in strong performance as the company beat analysts’ earnings estimates. Additionally, the company increased its market share in handsets as well as flat panel TV’s.

Individual securities in other sectors that benefited relative results included global healthcare company Schering-Plough (g) as the stock outperformed the benchmark. In addition, the timing of our transactions in household products maker Proctor & Gamble aided relative performance as we were able to capture more of the stock’s upside performance than the benchmark during the reporting period. Not owning poor-performing financial services firm Citigroup was another positive factor.

Detractors from Performance

Stock selection in the financial services sector detracted from the fund’s relative performance. Holdings of Bank of America held back relative results as the stock underperformed the benchmark over the reporting period. The

4

Management Review – continued

timing of our ownership in shares of Wells Fargo (g) and State Street Corporation also hurt relative performance. The fund’s overweighted position in poor-performing insurance company MetLife was another top detractor.

Several of our individual holdings in the health care sector had a negative effect on relative results. These included employee benefits company Cigna (g) and orthopedic products maker Zimmer Holdings (g). The fund’s overweighted position in global biotech company Genzyme also hurt. Shares of Genzyme suffered as the company announced that it failed a government inspection in its Boston, Massachusetts manufacturing facility and had to temporarily shut down due to a viral infection in one of its bioreactors.

Elsewhere, flash memory storage products maker SanDisk (g), maker of car batteries and interior parts for hybrid electric vehicles Johnson Controls (g), and computer company IBM (g) were among the fund’s top relative detractors.

Respectfully,

Joseph MacDougall	Katrina Mead
Portfolio Manager	Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 9/30/09

The following chart illustrates a representative class of the fund's historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 9/30/09

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	10/13/71	(4.54)%	3.50%	0.38%	N/A
B	9/07/93	(5.23)%	2.81%	(0.28)%	N/A
C	1/03/94	(5.23)%	2.82%	(0.28)%	N/A
I	1/02/97	(4.27)%	3.85%	0.72%	N/A
W	5/01/06	(4.35)%	N/A	N/A	(1.78)%
R1	4/01/05	(5.20)%	N/A	N/A	0.78%
R2	10/31/03	(4.79)%	3.21%	N/A	4.07%
R3	4/01/05	(4.50)%	N/A	N/A	1.51%
R4	4/01/05	(4.25)%	N/A	N/A	1.80%
Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		(6.91)%	1.02%	(0.15)%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(10.03)%	2.28%	(0.22)%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		(9.03)%	2.45%	(0.28)%	N/A
C With CDSC (1% for 12 months) (x)		(6.18)%	2.82%	(0.28)%	N/A

Class I, W, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC	– Contingent Deferred Sales Charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the

7

Performance Summary – continued

average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2009 through September 30, 2009

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2009 through September 30, 2009.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the

9

Expense Table – continued

relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/09	Ending Account Value 9/30/09	Expenses Paid During Period (p) 4/01/09-9/30/09
A	Actual	0.99%	$1,000.00	$1,345.81	$5.82
	Hypothetical (h)	0.99%	$1,000.00	$1,020.10	$5.01
B	Actual	1.74%	$1,000.00	$1,340.48	$10.21
	Hypothetical (h)	1.74%	$1,000.00	$1,016.34	$8.80
C	Actual	1.74%	$1,000.00	$1,340.94	$10.21
	Hypothetical (h)	1.74%	$1,000.00	$1,016.34	$8.80
I	Actual	0.74%	$1,000.00	$1,347.28	$4.35
	Hypothetical (h)	0.74%	$1,000.00	$1,021.36	$3.75
W	Actual	0.84%	$1,000.00	$1,346.68	$4.94
	Hypothetical (h)	0.84%	$1,000.00	$1,020.86	$4.26
R1	Actual	1.74%	$1,000.00	$1,340.80	$10.21
	Hypothetical (h)	1.74%	$1,000.00	$1,016.34	$8.80
R2	Actual	1.24%	$1,000.00	$1,343.20	$7.28
	Hypothetical (h)	1.24%	$1,000.00	$1,018.85	$6.28
R3	Actual	0.99%	$1,000.00	$1,345.83	$5.82
	Hypothetical (h)	0.99%	$1,000.00	$1,020.10	$5.01
R4	Actual	0.74%	$1,000.00	$1,347.97	$4.36
	Hypothetical (h)	0.74%	$1,000.00	$1,021.36	$3.75

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

9/30/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.2%
Issuer	Shares/Par	Value ($)

Aerospace - 1.3%
Goodrich Corp.	259,370	$14,094,166
Lockheed Martin Corp.	148,430	11,589,414

		$25,683,580
Alcoholic Beverages - 0.2%
Companhia de Bebidas das Americas, ADR	47,850	$3,936,141

Apparel Manufacturers - 1.5%
Li & Fung Ltd.	822,000	$3,294,780
NIKE, Inc., “B”	378,870	24,512,889

		$27,807,669
Biotechnology - 1.8%
Amgen, Inc. (a)	190,880	$11,496,702
Genzyme Corp. (a)	394,040	22,353,889

		$33,850,591
Broadcasting - 0.7%
Walt Disney Co.	456,810	$12,544,003

Brokerage & Asset Managers - 2.0%
Affiliated Managers Group, Inc. (a)	179,140	$11,645,891
Charles Schwab Corp.	342,440	6,557,726
CME Group, Inc.	24,740	7,624,621
Franklin Resources, Inc.	127,180	12,794,308

		$38,622,546
Business Services - 1.2%
MasterCard, Inc., “A”	58,870	$11,900,570
Western Union Co.	547,610	10,360,781

		$22,261,351
Cable TV - 0.3%
DIRECTV Group, Inc. (a)	226,520	$6,247,422

Chemicals - 0.9%
Celanese Corp.	303,010	$7,575,250
Monsanto Co.	124,400	9,628,560

		$17,203,810

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - 2.8%
Adobe Systems, Inc. (a)	502,850	$16,614,164
MicroStrategy, Inc., “A” (a)	137,510	9,837,465
Oracle Corp.	1,277,510	26,623,308

		$53,074,937
Computer Software - Systems - 5.5%
Apple, Inc. (a)	268,050	$49,688,428
Dell, Inc. (a)	1,246,670	19,024,184
Hewlett-Packard Co.	761,690	35,959,385

		$104,671,997
Construction - 1.3%
Lennar Corp., “A”	1,689,500	$24,075,375

Consumer Products - 2.9%
Church & Dwight Co., Inc.	61,930	$3,513,908
Kimberly-Clark Corp.	177,810	10,487,234
Procter & Gamble Co.	719,800	41,690,816

		$55,691,958
Consumer Services - 0.4%
Capella Education Co. (a)	120,620	$8,122,551

Containers - 1.3%
Owens-Illinois, Inc. (a)	664,060	$24,503,814

Electrical Equipment - 4.4%
Danaher Corp.	611,920	$41,194,454
Rockwell Automation, Inc.	650,840	27,725,784
Tyco Electronics Ltd.	642,510	14,315,123

		$83,235,361
Electronics - 4.7%
First Solar, Inc. (a)	62,060	$9,486,492
Flextronics International Ltd. (a)	1,425,390	10,633,409
Intel Corp.	1,666,910	32,621,429
MEMC Electronic Materials, Inc. (a)	519,220	8,634,629
Samsung Electronics Co. Ltd., GDR	56,181	19,157,721
Tessera Technologies, Inc. (a)	358,730	10,004,980

		$90,538,660

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Independent - 3.8%
Anadarko Petroleum Corp.	281,600	$17,664,768
Apache Corp.	213,860	19,638,764
Noble Energy, Inc.	171,710	11,325,992
Occidental Petroleum Corp.	199,540	15,643,936
Southwestern Energy Co. (a)	206,540	8,815,127

		$73,088,587
Energy - Integrated - 5.0%
Chevron Corp.	683,820	$48,161,443
Exxon Mobil Corp.	454,610	31,190,792
Hess Corp.	142,830	7,635,692
Marathon Oil Corp.	150,810	4,810,839
Suncor Energy, Inc.	131,730	4,601,599

		$96,400,365
Engineering - Construction - 0.9%
Fluor Corp.	353,320	$17,966,322

Food & Beverages - 3.6%
Flowers Foods, Inc.	195,400	$5,137,066
General Mills, Inc.	281,300	18,110,094
J.M. Smucker Co.	200,582	10,632,852
Mead Johnson Nutrition Co., “A”	91,010	4,105,461
Nestle S.A.	205,679	8,764,629
PepsiCo, Inc.	378,930	22,228,034

		$68,978,136
Food & Drug Stores - 1.1%
Walgreen Co.	545,970	$20,457,496

Gaming & Lodging - 0.7%
Las Vegas Sands Corp. (a)	368,600	$6,207,224
Starwood Hotels & Resorts Worldwide, Inc.	239,080	7,896,812

		$14,104,036
General Merchandise - 2.0%
Target Corp.	536,940	$25,064,359
Wal-Mart Stores, Inc.	249,330	12,239,610

		$37,303,969
Health Maintenance Organizations - 0.7%
WellPoint, Inc. (a)	277,570	$13,145,715

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Insurance - 2.4%
ACE Ltd.	108,850	$5,819,121
Hartford Financial Services Group, Inc.	404,350	10,715,275
MetLife, Inc.	371,880	14,157,472
Prudential Financial, Inc.	166,210	8,295,541
Travelers Cos., Inc.	156,800	7,719,264

		$46,706,673
Internet - 2.3%
Google, Inc., “A” (a)	87,240	$43,257,954

Machinery & Tools - 0.3%
RTI International Metals, Inc. (a)	242,840	$6,049,144

Major Banks - 9.5%
Bank of America Corp.	2,531,310	$42,829,765
Bank of New York Mellon Corp.	605,306	17,547,821
Goldman Sachs Group, Inc.	180,720	33,315,732
JPMorgan Chase & Co. (s)	1,117,330	48,961,401
Regions Financial Corp.	1,539,030	9,557,376
State Street Corp.	369,350	19,427,810
SunTrust Banks, Inc.	454,770	10,255,064

		$181,894,969
Medical & Health Technology & Services - 2.8%
DaVita, Inc. (a)	105,770	$5,990,813
Express Scripts, Inc. (a)	177,510	13,771,226
Henry Schein, Inc. (a)	264,850	14,542,913
Laboratory Corp. of America Holdings (a)	140,980	9,262,386
VCA Antech, Inc. (a)	332,140	8,931,245

		$52,498,583
Medical Equipment - 3.1%
Becton, Dickinson and Co.	110,960	$7,739,460
Medtronic, Inc.	399,850	14,714,480
St. Jude Medical, Inc. (a)	281,310	10,973,903
Thermo Fisher Scientific, Inc. (a)	207,890	9,078,556
Waters Corp. (a)	292,690	16,349,663

		$58,856,062
Metals & Mining - 0.7%
Cliffs Natural Resources, Inc.	392,692	$12,707,513

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Natural Gas - Distribution - 1.3%
EQT Corp.	221,930	$9,454,218
Questar Corp.	172,640	6,484,358
Sempra Energy	193,960	9,661,148

		$25,599,724
Network & Telecom - 2.1%
Cisco Systems, Inc. (a)	1,517,460	$35,721,008
Juniper Networks, Inc. (a)	176,270	4,762,815

		$40,483,823
Oil Services - 1.7%
Halliburton Co.	617,850	$16,756,092
Noble Corp.	216,360	8,213,026
Smith International, Inc.	262,070	7,521,409

		$32,490,527
Other Banks & Diversified Financials - 1.0%
American Express Co.	390,660	$13,243,374
SVB Financial Group (a)	140,440	6,076,839

		$19,320,213
Pharmaceuticals - 4.8%
Abbott Laboratories	637,160	$31,520,305
Johnson & Johnson	580,540	35,349,081
Pfizer, Inc.	822,240	13,608,072
Teva Pharmaceutical Industries Ltd., ADR	218,310	11,037,754

		$91,515,212
Precious Metals & Minerals - 0.6%
Teck Resources Ltd., “B”	442,020	$12,179,134

Printing & Publishing - 0.2%
Moody’s Corp.	144,080	$2,947,877

Specialty Chemicals - 0.4%
Praxair, Inc.	102,850	$8,401,816

Specialty Stores - 4.4%
Abercrombie & Fitch Co., “A”	483,360	$15,892,877
Home Depot, Inc.	791,580	21,087,691
J. Crew Group, Inc. (a)	101,020	3,618,536
Nordstrom, Inc.	471,980	14,414,269

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Specialty Stores - continued
Staples, Inc.	823,410	$19,119,580
Tiffany & Co.	250,940	9,668,718

		$83,801,671
Telecommunications - Wireless - 0.5%
Cellcom Israel Ltd.	153,920	$4,683,786
Rogers Communications, Inc., “B”	112,620	3,175,884
Sprint Nextel Corp. (a)	231,800	915,610

		$8,775,280
Telephone Services - 3.2%
American Tower Corp., “A” (a)	255,510	$9,300,564
AT&T, Inc.	1,362,720	36,807,067
CenturyTel, Inc.	238,110	8,000,496
Verizon Communications, Inc.	211,650	6,406,646

		$60,514,773
Tobacco - 2.0%
Lorillard, Inc.	113,970	$8,467,971
Philip Morris International, Inc.	609,260	29,695,332

		$38,163,303
Trucking - 2.0%
Expeditors International of Washington, Inc.	805,980	$28,330,197
FedEx Corp.	122,230	9,194,141

		$37,524,338
Utilities - Electric Power - 2.9%
American Electric Power Co., Inc.	265,430	$8,225,676
CMS Energy Corp.	678,110	9,086,674
NRG Energy, Inc. (a)	275,640	7,770,292
PG&E Corp.	197,950	8,014,995
PPL Corp.	271,740	8,244,592
Progress Energy, Inc.	176,720	6,902,683
Public Service Enterprise Group, Inc.	251,340	7,902,130

		$56,147,042
Total Common Stocks (Identified Cost, $1,823,677,746)		$1,893,352,023

16

Portfolio of Investments – continued

Money Market Funds (v) - 0.2%
Issuer	Shares/Par	Value ($)

MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value	4,652,341	$4,652,341
Total Investments (Identified Cost, $1,828,330,087)		$1,898,004,364

Other Assets, Less Liabilities - 0.6%		10,811,578
Net Assets - 100.0%		$1,908,815,942

(a)	Non-income producing security.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At September 30, 2009, the value of securities pledged amounted to $928,546. At September 30, 2009, the fund had no short sales outstanding.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
GDR	Global Depository Receipt

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/09

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,823,677,746)	$1,893,352,023
Underlying funds, at cost and value	4,652,341
Total investments, at value (identified cost, $1,828,330,087)	$1,898,004,364
Cash	8,550
Receivables for
Investments sold	24,705,428
Fund shares sold	3,050,022
Interest and dividends	1,991,090
Other assets	62,468
Total assets	$1,927,821,922
Liabilities
Payables for
Investments purchased	$12,896,374
Fund shares reacquired	5,110,721
Payable to affiliates
Investment adviser	45,133
Shareholder servicing costs	618,403
Distribution and service fees	25,411
Administrative services fee	1,885
Payable for independent Trustees’ compensation	198,907
Accrued expenses and other liabilities	109,146
Total liabilities	$19,005,980
Net assets	$1,908,815,942
Net assets consist of
Paid-in capital	$2,429,749,193
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	69,700,050
Accumulated net realized gain (loss) on investments and foreign currency transactions	(609,017,888)
Undistributed net investment income	18,384,587
Net assets	$1,908,815,942
Shares of beneficial interest outstanding	91,610,416

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,203,506,851	57,696,506	$20.86
Class B	66,795,062	3,447,761	19.37
Class C	85,918,588	4,432,134	19.39
Class I	535,677,523	25,201,669	21.26
Class W	125,282	6,007	20.86
Class R1	2,945,039	153,741	19.16
Class R2	8,304,092	406,371	20.43
Class R3	5,195,493	249,557	20.82
Class R4	348,012	16,670	20.88

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $22.13. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, and R4.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/09

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$36,025,159
Interest	196,235
Dividends from underlying funds	87,349
Foreign taxes withheld	(312,155)
Total investment income		$35,996,588
Expenses
Management fee	$7,335,839
Distribution and service fees	4,471,120
Shareholder servicing costs	4,409,536
Administrative services fee	340,828
Independent Trustees’ compensation	34,894
Custodian fee	161,921
Shareholder communications	89,208
Auditing fees	45,108
Legal fees	55,694
Dividend and interest expense on securities sold short	31,933
Miscellaneous	271,503
Total expenses		$17,247,584
Fees paid indirectly	(2,987)
Reduction of expenses by investment adviser	(10,953)
Net expenses		$17,233,644
Net investment income		$18,762,944
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(519,761,760)
Written option transactions	280,853
Securities sold short	(951,309)
Foreign currency transactions	8,824
Net realized gain (loss) on investments and foreign currency transactions		$(520,423,392)
Change in unrealized appreciation (depreciation)
Investments	$337,091,822
Translation of assets and liabilities in foreign currencies	18,950
Net unrealized gain (loss) on investments and foreign currency translation		$337,110,772
Net realized and unrealized gain (loss) on investments and foreign currency		$(183,312,620)
Change in net assets from operations		$(164,549,676)

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2009	2008
Change in net assets
From operations
Net investment income	$18,762,944	$16,759,705
Net realized gain (loss) on investments and foreign currency transactions	(520,423,392)	54,670,163
Net unrealized gain (loss) on investments and foreign currency translation	337,110,772	(508,408,966)
Change in net assets from operations	$(164,549,676)	$(436,979,098)
Distributions declared to shareholders
From net investment income	$(16,764,401)	$(16,349,077)
Change in net assets from fund share transactions	$56,486,089	$(217,353,832)
Total change in net assets	$(124,827,988)	$(670,682,007)
Net assets
At beginning of period	2,033,643,930	2,704,325,937
At end of period (including undistributed net investment income of $18,384,587 and $16,543,164, respectively)	$1,908,815,942	$2,033,643,930

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$22.05	$26.92	$22.59	$21.21	$17.93
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.16	$0.15	$0.08	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(1.22)	(4.88)	4.24	1.33	3.25
Total from investment operations	$(1.04)	$(4.72)	$4.39	$1.41	$3.31
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.15)	$(0.06)	$(0.03)	$(0.03)
Net asset value, end of period	$20.86	$22.05	$26.92	$22.59	$21.21
Total return (%) (r)(s)(t)	(4.54)	(17.62)	19.49	6.65	18.49
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.00	0.97	1.02	1.06
Expenses after expense reductions (f)	1.04	1.00	0.97	1.02	1.06
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.04	N/A	N/A	N/A	N/A
Net investment income	1.04	0.65	0.61	0.38	0.32
Portfolio turnover	125	104	84	99	99
Net assets at end of period (000 omitted)	$1,203,507	$1,014,501	$1,377,199	$1,491,146	$1,567,980

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Years ended 9/30
	2009	2008		2007	2006	2005
Net asset value, beginning of period	$20.44	$24.97		$21.04	$19.85	$16.86
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$(0.00	)(w)	$(0.01)	$(0.06)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.13)	(4.53)		3.94	1.25	3.05
Total from investment operations	$(1.07)	$(4.53)		$3.93	$1.19	$2.99
Net asset value, end of period	$19.37	$20.44		$24.97	$21.04	$19.85
Total return (%) (r)(s)(t)	(5.23)	(18.14)		18.68	5.99	17.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.65		1.62	1.68	1.71
Expenses after expense reductions (f)	1.75	1.65		1.62	1.68	1.71
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.75	N/A		N/A	N/A	N/A
Net investment income (loss)	0.36	(0.01)		(0.02)	(0.28)	(0.33)
Portfolio turnover	125	104		84	99	99
Net assets at end of period (000 omitted)	$66,795	$108,949		$220,062	$321,822	$544,719

Class C	Years ended 9/30
	2009	2008		2007	2006	2005
Net asset value, beginning of period	$20.46	$24.99		$21.05	$19.86	$16.87
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.00	(w)	$(0.01)	$(0.06)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.12)	(4.53)		3.95	1.25	3.05
Total from investment operations	$(1.07)	$(4.53)		$3.94	$1.19	$2.99
Net asset value, end of period	$19.39	$20.46		$24.99	$21.05	$19.86
Total return (%) (r)(s)(t)	(5.23)	(18.13)		18.72	5.99	17.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.65		1.62	1.68	1.71
Expenses after expense reductions (f)	1.75	1.65		1.62	1.67	1.71
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.75	N/A		N/A	N/A	N/A
Net investment income (loss)	0.33	0.00		(0.05)	(0.28)	(0.33)
Portfolio turnover	125	104		84	99	99
Net assets at end of period (000 omitted)	$85,919	$105,748		$155,741	$170,718	$208,725

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Years ended 9/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$22.50	$27.46	$23.04	$21.63	$18.28
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.26	$0.23	$0.16	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	(1.27)	(4.97)	4.34	1.35	3.31
Total from investment operations	$(1.02)	$(4.71)	$4.57	$1.51	$3.45
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.25)	$(0.15)	$(0.10)	$(0.10)
Net asset value, end of period	$21.26	$22.50	$27.46	$23.04	$21.63
Total return (%) (r)(s)	(4.27)	(17.31)	19.91	7.01	18.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.75	0.65	0.62	0.68	0.71
Expenses after expense reductions (f)	0.75	0.65	0.62	0.67	0.71
Expenses after expense reductions excluding short sale dividend and interest expense (f)	0.75	N/A	N/A	N/A	N/A
Net investment income	1.43	1.01	0.92	0.73	0.67
Portfolio turnover	125	104	84	99	99
Net assets at end of period (000 omitted)	$535,678	$786,709	$932,127	$760,210	$619,534

See Notes to Financial Statements

23

Financial Highlights – continued

Class W	Years ended 9/30
	2009	2008	2007	2006 (i)
Net asset value, beginning of period	$22.06	$26.94	$22.62	$22.76
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.23	$0.20	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(1.23)	(4.87)	4.25	(0.20)
Total from investment operations	$(1.01)	$(4.64)	$4.45	$(0.14)
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.24)	$(0.13)	$—
Net asset value, end of period	$20.86	$22.06	$26.94	$22.62
Total return (%) (r)(s)	(4.35)	(17.40)	19.77	(0.62	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.75	0.72	0.77	(a)
Expenses after expense reductions (f)	0.85	0.75	0.72	0.77	(a)
Expenses after expense reductions excluding short sale dividend and interest expense (f)	0.85	N/A	N/A	N/A
Net investment income	1.27	0.91	0.79	0.66	(a)
Portfolio turnover	125	104	84	99
Net assets at end of period (000 omitted)	$125	$120	$198	$99

Class R1	Years ended 9/30
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$20.21	$24.82	$20.93	$19.84	$18.66
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$(0.01)	$(0.04)	$(0.07)	$(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.10)	(4.48)	3.93	1.24	1.23	(g)
Total from investment operations	$(1.05)	$(4.49)	$3.89	$1.17	$1.18
Less distributions declared to shareholders
From net investment income	$—	$(0.12)	$—	$(0.08)	$—
Net asset value, end of period	$19.16	$20.21	$24.82	$20.93	$19.84
Total return (%) (r)(s)	(5.20)	(18.19)	18.59	5.89	6.32	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.69	1.77	1.87	1.89	(a)
Expenses after expense reductions (f)	1.75	1.69	1.72	1.77	1.89	(a)
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.75	N/A	N/A	N/A	N/A
Net investment income (loss)	0.34	(0.03)	(0.19)	(0.36)	(0.59	)(a)
Portfolio turnover	125	104	84	99	99
Net assets at end of period (000 omitted)	$2,945	$3,787	$3,445	$1,868	$776

See Notes to Financial Statements

24

Financial Highlights – continued

Class R2	Years ended 9/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$21.59	$26.42	$22.22	$20.91	$17.77
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.12	$0.06	$0.02	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.20)	(4.77)	4.18	1.31	3.22
Total from investment operations	$(1.06)	$(4.65)	$4.24	$1.33	$3.20
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.18)	$(0.04)	$(0.02)	$(0.06)
Net asset value, end of period	$20.43	$21.59	$26.42	$22.22	$20.91
Total return (%) (r)(s)	(4.79)	(17.73)	19.12	6.34	18.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.25	1.18	1.31	1.42	1.46
Expenses after expense reductions (f)	1.25	1.18	1.27	1.32	1.46
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.25	N/A	N/A	N/A	N/A
Net investment income (loss)	0.81	0.49	0.24	0.09	(0.09)
Portfolio turnover	125	104	84	99	99
Net assets at end of period (000 omitted)	$8,304	$9,046	$6,079	$2,632	$1,329

See Notes to Financial Statements

25

Financial Highlights – continued

Class R3	Years ended 9/30
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$21.99	$26.88	$22.55	$21.21	$19.87
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.18	$0.11	$0.08	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(1.21)	(4.87)	4.27	1.32	1.31	(g)
Total from investment operations	$(1.03)	$(4.69)	$4.38	$1.40	$1.34
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.20)	$(0.05)	$(0.06)	$—
Net asset value, end of period	$20.82	$21.99	$26.88	$22.55	$21.21
Total return (%) (r)(s)	(4.50)	(17.60)	19.46	6.62	6.74	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	0.94	1.02	1.07	1.11	(a)
Expenses after expense reductions (f)	1.00	0.94	1.02	1.07	1.11	(a)
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.00	N/A	N/A	N/A	N/A
Net investment income	1.04	0.72	0.44	0.34	0.31	(a)
Portfolio turnover	125	104	84	99	99
Net assets at end of period (000 omitted)	$5,195	$4,727	$5,513	$1,815	$53

See Notes to Financial Statements

26

Financial Highlights – continued

Class R4	Years ended 9/30
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$22.09	$26.95	$22.62	$21.24	$19.87
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.25	$0.21	$0.14	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(1.18)	(4.88)	4.25	1.33	1.31	(g)
Total from investment operations	$(1.00)	$(4.63)	$4.46	$1.47	$1.37
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.23)	$(0.13)	$(0.09)	$—
Net asset value, end of period	$20.88	$22.09	$26.95	$22.62	$21.24
Total return (%) (r)(s)	(4.25)	(17.34)	19.77	6.95	6.89	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	0.67	0.72	0.77	0.81	(a)
Expenses after expense reductions (f)	0.74	0.67	0.72	0.77	0.81	(a)
Expenses after expense reductions excluding short sale dividend and interest expense (f)	0.74	N/A	N/A	N/A	N/A
Net investment income	0.99	0.98	0.83	0.63	0.61	(a)
Portfolio turnover	125	104	84	99	99
Net assets at end of period (000 omitted)	$348	$57	$68	$57	$53

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, April 1, 2005 (Classes R1, R3, and R4) and May 1, 2006 (Class W) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research Fund (the fund) is a series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In making these estimates and assumptions, management has considered the effects, if any, of events occurring after the date of the fund’s Statement of Assets and Liabilities through November 16, 2009 which is the date that the financial statements were issued. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales

28

Notes to Financial Statements – continued

reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from a third-party source. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an

29

Notes to Financial Statements – continued

investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

The fund has adopted FASB Accounting Standard Codification 820, Fair Value Measurements and Disclosures (“ASC 820”), which provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of September 30, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,822,520,596	$—	$—	$1,822,520,596
Canada	19,956,617	—	—	19,956,617
South Korea	19,157,721	—	—	19,157,721
Israel	15,721,539	—	—	15,721,539
Switzerland	8,764,629	—	—	8,764,629
Brazil	3,936,141	—	—	3,936,141
Hong Kong	—	3,294,780	—	3,294,780
Mutual Funds	4,652,341	—	—	4,652,341
Total Investments	$1,894,709,584	$3,294,780	$—	$1,898,004,364

For further information regarding security characteristics, see the Portfolio of Investments.

30

Notes to Financial Statements – continued

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

31

Notes to Financial Statements – continued

ASC 815 also requires sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. As defined by ASC 815, a credit derivative is a derivative instrument (a) in which one or more of the derivative’s underlyings are related to the credit risk of a specified entity (or group of entities) or an index based on the credit risk of a group of entities and (b) that exposes the seller to potential loss from credit-risk-related events specified in the derivative contract. The seller (or writer) is the party that provides the credit protection and assumes the credit risk on a credit derivatives contract, such as a credit default swap. There was no impact from implementing ASC 815’s credit derivative disclosure provisions as the fund did not hold any credit derivatives for which it was the seller of protection at period end.

As defined under ASC 815, derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. At September 30, 2009, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended September 30, 2009 as reported in the Statement of Operations:

	Written Option Transactions	Investment Transactions (i.e., Purchased Options)	Total
Equity Contracts	$280,853	$569,913	$850,766

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended September 30, 2009 as reported in the Statement of Operations:

Investments (i.e., Purchased Options)
Equity Contracts	$76,947

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all

32

Notes to Financial Statements – continued

transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund writes call or put options on securities for which it believes the premium received exceeds the potential loss that would result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability on the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put

33

Notes to Financial Statements – continued

option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Written Option Transactions

	Number of contracts	Premiums received
Outstanding, beginning of period	—	$—
Options written	9,875	996,524
Options closed	(7,665)	(831,946)
Options expired	(2,210)	(164,578)
Outstanding, end of period	—	$—

Purchased Options – The fund may purchase call or put options for a premium. Purchased options entitle the holder to buy or sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased option, the premium paid is either added to the cost of the security or financial instrument in the case of a call option, or

34

Notes to Financial Statements – continued

offset against the proceeds on the sale of the underlying security or financial instrument in the case of a put option, in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended September 30, 2009, this expense amounted to $31,933. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At September 30, 2009, the fund had no short sales outstanding.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and

35

Notes to Financial Statements – continued

interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At September 30, 2009, there were no securities on loan.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended September 30, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting

36

Notes to Financial Statements – continued

principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	9/30/09	9/30/08
Ordinary income (including any short-term capital gains)	$16,764,401	$16,349,077

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/09
Cost of investments	$1,833,274,542
Gross appreciation	201,580,390
Gross depreciation	(136,850,568)
Net unrealized appreciation (depreciation)	$64,729,822

Undistributed ordinary income	18,526,637
Capital loss carryforwards	(138,289,526)
Post-October capital loss deferral	(465,783,907)
Other temporary differences	(116,277)

As of September 30, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

9/30/11	$(79,360,983)
9/30/17	(58,928,543)
Total	$(138,289,526)

37

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 9/30/09	Year ended 9/30/08
Class A	$9,042,720	$7,726,823
Class I	7,650,016	8,485,735
Class W	1,079	1,732
Class R1	—	20,354
Former Class R2 (b)	—	16,561
Class R2	40,371	56,748
Class R3	29,671	40,543
Class R4	544	581
Total	$16,764,401	$16,349,077

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.43% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $32,410 for the year ended September 30, 2009, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

38

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.29%	$2,959,537
Class B	0.75%	0.25%	1.00%	1.00%	681,235
Class C	0.75%	0.25%	1.00%	1.00%	759,828
Class W	0.10%	—	0.10%	0.10%	97
Class R1	0.75%	0.25%	1.00%	1.00%	26,004
Class R2	0.25%	0.25%	0.50%	0.50%	34,334
Class R3	—	0.25%	0.25%	0.25%	10,085
Total Distribution and Service Fees					$4,471,120

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2009 based on each class’ average daily net assets. Assets attributable to Class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% annually. Prior to March 1, 2009, a 0.10% Class A distribution fee was paid by the fund. Effective March 1, 2009, the 0.10% Class A annual distribution fee was eliminated.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2009, were as follows:

Amount
Class A	$7
Class B	92,482
Class C	2,842

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2009, the fee was $1,437,434, which equated to 0.0842% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended September 30, 2009, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,999,433.

39

Notes to Financial Statements – continued

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended September 30, 2009, these costs for the fund amounted to $972,669 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2009 was equivalent to an annual effective rate of 0.0200% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB Plan resulted in a pension expense of $10,408 and the Retirement Deferral plan resulted in a net decrease in expense of $31,017. Both amounts are included in independent Trustees’ compensation for the year ended September 30, 2009. The liability for deferred retirement benefits

40

Notes to Financial Statements – continued

payable to certain independent Trustees under both Plans amounted to $139,984 at September 30, 2009, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the “Plan”), independent Trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Effective January 1, 2005, the Board elected to no longer allow Trustees to defer receipt of future compensation under the Plan. Amounts deferred under the Plan are invested in shares of certain MFS Funds selected by the independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in other assets and payable for independent Trustees’ compensation on the Statement of Assets and Liabilities is $58,874 of deferred Trustees’ compensation. There is no current year expense associated with the Plan.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended September 30, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $21,612 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $10,953, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, short sales, and short-term obligations, aggregated $2,260,145,255 and $2,168,078,648, respectively.

41

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/09		Year ended 9/30/08
	Shares	Amount	Shares	Amount
Shares sold
Class A	25,352,828	$470,648,069	6,306,818	$159,650,858
Class B	321,478	5,128,085	312,088	7,338,263
Class C	284,295	4,502,437	154,750	3,653,129
Class I	5,020,875	79,724,666	3,851,590	94,312,405
Class W	1,933	32,311	—	—
Class R (b)	—	—	34,213	906,419
Class R1	28,059	444,026	98,589	2,396,033
Former Class R2 (b)	—	—	47,228	1,182,320
Class R2	76,586	1,285,943	322,888	8,266,146
Class R3	86,888	1,507,884	56,506	1,472,503
Class R4	14,743	269,684	—	—
	31,187,685	$563,543,105	11,184,670	$279,178,076
Shares issued to shareholders in reinvestment of distributions
Class A	497,720	$8,177,610	248,450	$6,700,690
Class I	452,171	7,551,260	304,462	8,354,436
Class W	66	1,079	64	1,732
Class R1	—	—	819	20,354
Former Class R2 (b)	—	—	664	16,561
Class R2	2,476	39,911	2,147	56,748
Class R3	1,810	29,671	1,508	40,543
Class R4	33	544	22	581
	954,276	$15,800,075	558,136	$15,191,645
Shares reacquired
Class A	(14,154,721)	$(236,043,654)	(11,714,299)	$(299,487,981)
Class B	(2,203,274)	(34,341,775)	(3,794,551)	(89,778,199)
Class C	(1,021,873)	(15,913,905)	(1,217,803)	(28,608,097)
Class I	(15,243,140)	(233,104,604)	(3,129,800)	(82,211,920)
Class W	(1,449)	(23,704)	(1,940)	(45,763)
Class R (b)	—	—	(142,756)	(3,769,030)
Class R1	(61,677)	(933,002)	(50,857)	(1,181,000)
Former Class R2 (b)	—	—	(87,952)	(2,079,065)
Class R2	(91,720)	(1,509,595)	(136,050)	(3,371,242)
Class R3	(54,051)	(973,325)	(48,229)	(1,191,256)
Class R4	(668)	(13,527)	—	—
	(32,832,573)	$(522,857,091)	(20,324,237)	$(511,723,553)

42

Notes to Financial Statements – continued

	Year ended 9/30/09		Year ended 9/30/08
	Shares	Amount	Shares	Amount
Net change
Class A	11,695,827	$242,782,025	(5,159,031)	$(133,136,433)
Class B	(1,881,796)	(29,213,690)	(3,482,463)	(82,439,936)
Class C	(737,578)	(11,411,468)	(1,063,053)	(24,954,968)
Class I	(9,770,094)	(145,828,678)	1,026,252	20,454,921
Class W	550	9,686	(1,876)	(44,031)
Class R (b)	—	—	(108,543)	(2,862,611)
Class R1	(33,618)	(488,976)	48,551	1,235,387
Former Class R2 (b)	—	—	(40,060)	(880,184)
Class R2	(12,658)	(183,741)	188,985	4,951,652
Class R3	34,647	564,230	9,785	321,790
Class R4	14,108	256,701	22	581
	(690,612)	$56,486,089	(8,581,431)	$(217,353,832)

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, MFS Moderate Allocation Fund, MFS Aggressive Growth Allocation Fund and MFS Conservative Allocation Fund were the owners of record of approximately 10%, 9%, 5% and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2040 Fund, and MFS Lifetime Retirement Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2009, the fund’s commitment

43

Notes to Financial Statements – continued

fee and interest expense were $24,598 and $294, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Gain Contingency

The fund’s investment adviser, MFS, was the subject of an administrative proceeding concerning market timing which resulted in the Securities and Exchange Commission (the “SEC”) entering an order approving a settlement with MFS and two of its former officers (the “Settlement Order”). Under the terms of the Settlement Order, MFS transferred $175 million in disgorgement and $50 million in penalty (the “Payments”) to the SEC, which established a Fair Fund from which settlement funds have been, or will be, distributed to eligible current and former shareholders of the fund and certain other affected MFS retail funds. The Payments, along with additional amounts from a third-party settlement, have been, or will be, distributed to eligible shareholders in accordance with a plan developed by an independent distribution consultant (the “IDC”) in consultation with MFS and the Board of Trustees of the MFS retail funds. The plan was approved in July 2007 by the SEC. Pursuant to the distribution plan, after the distributions to eligible shareholders have been made, residual amounts, if any, may be available for distribution to the fund and certain other affected MFS retail funds. Certain procedural conditions of the distribution plan have not been met to date and, as such, the ultimate timing and amount of any payment of the residual amount is not known at this time.

(8)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	19,583,706	512,289,285	(527,220,650)	4,652,341

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$87,349	$4,652,341

44

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust V and the Shareholders of MFS Research Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Fund (one of the portfolios comprising MFS Series Trust V) (the “Fund”) as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Fund as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 16, 2009

45

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of November 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

46

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director (until 2004)

47

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

48

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 04/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

49

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

50

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 104 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers
Joseph MacDougall Katrina Mead

51

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2008 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

52

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2008, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2008 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

53

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Lipper expense group median, and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not currently subject to any breakpoints. Taking into account that the Fund’s effective advisory fee rate was lower than the Lipper expense group median described above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the

54

Board Review of Investment Advisory Agreement – continued

investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

55

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

56

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

57

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Investment professionals

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Total Return Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

9/30/09

MTR-ANN

LETTER FROM THE CEO

Dear Shareholders:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

November 16, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Fannie Mae, 5.5%, 30 Years	2.8%
JPMorgan Chase & Co.	2.2%
Lockheed Martin Corp.	2.0%
AT&T, Inc.	1.9%
Exxon Mobil Corp.	1.7%
Goldman Sachs Group, Inc.	1.6%
MetLife, Inc.	1.6%
Philip Morris International, Inc.	1.6%
Fannie Mae, 6.0%, 30 Years	1.6%
Bank of New York Mellon Corp.	1.4%

Equity sectors
Financial Services	12.9%
Energy	8.0%
Consumer Staples	6.8%
Utilities & Communications	6.6%
Health Care	6.5%
Industrial Goods & Services	5.7%
Retailing	4.1%
Technology	3.2%
Basic Materials	2.2%
Leisure	1.8%
Special Products & Services	1.4%
Autos & Housing	0.7%
Transportation	0.3%

Fixed income sectors (i)
Mortgage-Backed Securities	14.7%
High Grade Corporates	10.1%
U.S. Treasury Securities	8.6%
Commercial Mortgage-Backed Securities	2.1%
Emerging Market Bonds	0.7%
U.S. Government Agencies	0.6%
Non-U.S. Government Bonds	0.6%
Municipal Bonds	0.4%
Asset-Backed Securities	0.3%
High Yield Corporates	0.3%
Collateralized Debt Obligations (o)	0.0%
Residential Mortgage-Backed Securities (o)	0.0%

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(o)	Less than 0.1%.

Percentages are based on net assets as of 9/30/09, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2009, Class A shares of the MFS Total Return Fund provided a total return of 0.61%, at net asset value. This compares with a return of –6.91% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index). The fund’s other benchmark, the Barclays Capital U.S. Aggregate Bond Index (Barclays Capital Index), generated a return of 10.56%.

Market Environment

The global economy and financial markets experienced substantial deterioration and extraordinary volatility over most of the reporting period. Through the first quarter of 2009, the strong headwinds in the U.S. included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the early stages of the period, a seemingly continuous series of tumultuous financial events hammered markets. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst market decline since the beginning of the credit crisis. The synchronized global downturn in economic activity experienced in the fourth quarter of 2008 and the first quarter of 2009 was among the most intense in the post-World War II period. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier as well as massive fiscal and monetary stimulus. As a result, credit conditions and equity indices improved considerably during the second half of the period. Nevertheless, the degree of financial and macroeconomic dislocation remained significant.

During the first half of the reporting period, the Fed continued to cut interest rates aggressively towards zero, while making increasing use of its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. Policy makers in different countries increasingly sought to coordinate their rescue efforts, which resulted in a number of international actions such as the agreement of swap lines between the Federal Reserve and a number of other central banks and a substantial

Management Review – continued

increase in the financial resources of the International Monetary Fund. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity. However, by the end of the period, there emerged broadening signs that the worst of the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Detractors from Performance

Within the equity portion of the fund, an underweighted position and, to a lesser extent, stock selection in the technology sector hurt performance relative to the S&P 500 Index. Not owning personal electronics maker Apple and our underweighted position in internet search giant Google hurt relative returns as both firms turned in strong performance. Another negative factor within this sector was our holdings of electronic and manufacturing services provider Flextronics (aa)(g) which significantly underperformed the benchmark.

Stock selection and an overweighted position in the autos and housing sector detracted from relative returns. There were no individual stocks within this sector that were among the fund’s top relative detractors for the reporting period.

Stock selection in the leisure sector also hindered relative results. Holdings of cruise line operator Royal Caribbean Cruises (aa)(g) was one of the fund’s top detractors. Selling out of hospitalities company Wyndham Worldwide (g) early in the reporting period hurt relative performance as the fund missed the stock’s positive price appreciation later in the period.

Elsewhere, overweighted positions in insurance company Allstate and defense contractor Lockheed Martin held back relative results. Shares of Lockheed Martin fell on concerns about the future outlook for defense spending and weaker-than-expected results at the end of the period. Insurance company Genworth Financial (g) was another top relative detractor. We sold out of our position in the middle of the reporting period and missed the stock’s strong performance later in the period. The fund’s ownership of poor-performing Bank of America also hurt relative returns as the stock’s shares fell significantly due to the weight of the global credit crisis.

The fund’s cash position also detracted from relative performance. The fund holds cash to buy new holdings and to provide liquidity. The most significant impact came during the second half of the reporting period, when equity markets rose, as measured by the S&P 500 Index, and holding cash hurt performance versus the benchmark, which has no cash position.

Management Review – continued

Within the fixed income portion of the fund, our exposure to bonds in the agency sector held back results relative to the Barclays Capital Index.

Contributors to Performance

Within the equity portion of the fund, stock selection in the financial services sector boosted performance relative to the S&P 500 Index. Not holding poor-performing financial services firm Citigroup, and the fund’s overweighted positions in investment management firms Goldman Sachs, State Street, and JPMorgan Chase, all helped relative results. We also benefited from the timing of our transactions in investment services firm Wells Fargo as we were able to avoid a good portion of the impact from the stock price’s decline during the reporting period.

Stock selection in the energy sector also bolstered relative performance. Top relative contributors within this sector included integrated oil company TOTAL (aa) and an underweighted position in poor-performing oil and gas company ConocoPhillips.

Stock selection and an overweighted position in the utilities and communications sector benefited relative returns. No individual stocks within this sector were among the fund’s top contributors for the reporting period.

Stock selection in the health care sector also aided relative results. Our overweighted position in strong-performing pharmaceutical company Wyeth was a top relative contributor.

Elsewhere, an overweighted position in enterprise software products maker Oracle helped as the stock outperformed the benchmark. Over the reporting period, our positioning in poor-performing diversified industrial conglomerate General Electric (g) also helped relative results.

Within the fixed income portion of the fund, an overweighted position in “BBB” rated (s) bonds helped as investors focused on higher grade bonds amid the global credit crisis. Overweighted positions in commercial mortgage-backed securities and finance bonds were additional positive factors.

Respectfully,

Brooks Taylor

on behalf of the fund’s management team

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, are considered non-investment grade. The primary source for bond quality ratings is Moody’s Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For fixed income securities which are not rated by any of the three agencies, the security is considered Not Rated.

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 9/30/09

The following chart illustrates a representative class of the fund's historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 9/30/09

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	10/06/70	0.61%	2.87%	4.84%	N/A
B	8/23/93	(0.05)%	2.22%	4.16%	N/A
C	8/01/94	(0.04)%	2.21%	4.17%	N/A
I	1/02/97	0.96%	3.25%	5.21%	N/A
R1	4/01/05	(0.04)%	N/A	N/A	1.10%
R2	10/31/03	0.46%	2.60%	N/A	3.78%
R3	4/01/05	0.71%	N/A	N/A	1.85%
R4	4/01/05	0.96%	N/A	N/A	2.13%
529A	7/31/02	0.50%	2.68%	N/A	4.84%
529B	7/31/02	(0.14)%	2.02%	N/A	4.19%
529C	7/31/02	(0.14)%	2.01%	N/A	4.18%
Comparative benchmarks
Barclays Capital U.S. Aggregate Bond Index (f)		10.56%	5.13%	6.30%	N/A
Standard & Poor’s 500 Stock Index (f)		(6.91)%	1.02%	(0.15)%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(5.17)%	1.66%	4.22%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		(3.95)%	1.91%	4.16%	N/A
C With CDSC (1% for 12 months) (x)		(1.02)%	2.21%	4.17%	N/A
529A With Initial Sales Charge (5.75%)		(5.27)%	1.47%	N/A	3.98%
529B With CDSC (Declining over six years from 4% to 0%) (x)		(4.04)%	1.71%	N/A	4.19%
529C With CDSC (1% for 12 months) (x)		(1.11)%	2.01%	N/A	4.18%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC	– Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definitions

Barclays Capital U.S. Aggregate Bond Index (formerly known as Lehman Brothers U.S. Aggregate Bond Index) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

April 1, 2009 through September 30, 2009

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2009 through September 30, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/09	Ending Account Value 9/30/09	Expenses Paid During Period (p) 4/01/09-9/30/09
A	Actual	0.88%	$1,000.00	$1,228.35	$4.92
	Hypothetical (h)	0.88%	$1,000.00	$1,020.66	$4.46
B	Actual	1.53%	$1,000.00	$1,224.31	$8.53
	Hypothetical (h)	1.53%	$1,000.00	$1,017.40	$7.74
C	Actual	1.53%	$1,000.00	$1,224.27	$8.53
	Hypothetical (h)	1.53%	$1,000.00	$1,017.40	$7.74
I	Actual	0.53%	$1,000.00	$1,230.47	$2.96
	Hypothetical (h)	0.53%	$1,000.00	$1,022.41	$2.69
R1	Actual	1.53%	$1,000.00	$1,224.62	$8.53
	Hypothetical (h)	1.53%	$1,000.00	$1,017.40	$7.74
R2	Actual	1.03%	$1,000.00	$1,226.80	$5.75
	Hypothetical (h)	1.03%	$1,000.00	$1,019.90	$5.22
R3	Actual	0.78%	$1,000.00	$1,228.74	$4.36
	Hypothetical (h)	0.78%	$1,000.00	$1,021.16	$3.95
R4	Actual	0.53%	$1,000.00	$1,230.25	$2.96
	Hypothetical (h)	0.53%	$1,000.00	$1,022.41	$2.69
529A	Actual	0.98%	$1,000.00	$1,228.19	$5.47
	Hypothetical (h)	0.98%	$1,000.00	$1,020.16	$4.96
529B	Actual	1.63%	$1,000.00	$1,223.82	$9.09
	Hypothetical (h)	1.63%	$1,000.00	$1,016.90	$8.24
529C	Actual	1.63%	$1,000.00	$1,223.68	$9.09
	Hypothetical (h)	1.63%	$1,000.00	$1,016.90	$8.24

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

9/30/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 60.2%
Issuer	Shares/Par	Value ($)

Aerospace - 4.2%
Goodrich Corp.	75,130	$4,082,564
Lockheed Martin Corp.	1,717,310	134,087,565
Northrop Grumman Corp.	1,286,980	66,601,215
United Technologies Corp.	1,267,990	77,258,631

		$282,029,975
Alcoholic Beverages - 0.8%
Diageo PLC	2,601,742	$39,916,550
Heineken N.V.	243,520	11,226,964

		$51,143,514
Apparel Manufacturers - 0.9%
NIKE, Inc., “B”	923,480	$59,749,156

Automotive - 0.3%
Johnson Controls, Inc.	727,590	$18,597,200

Biotechnology - 0.2%
Genzyme Corp. (a)	249,780	$14,170,019

Broadcasting - 1.5%
Omnicom Group, Inc.	1,186,330	$43,823,030
Walt Disney Co.	1,610,630	44,227,900
WPP Group PLC	1,164,026	9,989,747

		$98,040,677
Brokerage & Asset Managers - 0.6%
Charles Schwab Corp.	852,850	$16,332,078
Deutsche Boerse AG	67,010	5,476,600
Franklin Resources, Inc.	114,770	11,545,862
Invesco Ltd.	280,530	6,384,863

		$39,739,403
Business Services - 1.2%
Accenture Ltd., “A”	1,100,210	$41,004,827
Automatic Data Processing, Inc.	137,800	5,415,540
Dun & Bradstreet Corp.	91,100	6,861,652

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Business Services - continued
Visa, Inc., “A”	128,310	$8,867,504
Western Union Co.	1,020,280	19,303,698

		$81,453,221
Chemicals - 1.5%
3M Co.	617,990	$45,607,662
PPG Industries, Inc.	952,140	55,424,069

		$101,031,731
Computer Software - 0.6%
Oracle Corp.	2,058,680	$42,902,891

Computer Software - Systems - 1.4%
Dell, Inc. (a)	593,570	$9,057,878
Hewlett-Packard Co.	842,470	39,773,009
International Business Machines Corp.	396,200	47,389,482

		$96,220,369
Construction - 0.4%
Pulte Homes, Inc.	764,550	$8,402,405
Sherwin-Williams Co.	325,170	19,562,227

		$27,964,632
Consumer Products - 1.2%
Clorox Co.	208,440	$12,260,441
Kimberly-Clark Corp.	108,190	6,381,046
Procter & Gamble Co.	1,060,888	61,446,633

		$80,088,120
Consumer Services - 0.2%
Apollo Group, Inc., “A” (a)	185,440	$13,661,365

Electrical Equipment - 1.1%
Danaher Corp.	454,580	$30,602,326
Rockwell Automation, Inc.	164,330	7,000,458
Tyco Electronics Ltd.	579,050	12,901,234
W.W. Grainger, Inc.	279,670	24,991,311

		$75,495,329
Electronics - 0.8%
Agilent Technologies, Inc. (a)	234,000	$6,512,220
First Solar, Inc. (a)	32,400	4,952,664
Intel Corp.	2,336,140	45,718,260

		$57,183,144

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Independent - 2.8%
Anadarko Petroleum Corp.	334,540	$20,985,694
Apache Corp.	829,900	76,209,717
Devon Energy Corp.	342,885	23,086,447
EOG Resources, Inc.	356,210	29,747,097
Noble Energy, Inc.	324,310	21,391,488
Occidental Petroleum Corp.	189,890	14,887,376

		$186,307,819
Energy - Integrated - 4.8%
Chevron Corp.	918,105	$64,662,135
ConocoPhillips	192,410	8,689,236
Exxon Mobil Corp.	1,667,308	114,394,002
Hess Corp.	605,450	32,367,357
Marathon Oil Corp.	594,050	18,950,195
TOTAL S.A., ADR	1,387,020	82,194,805

		$321,257,730
Food & Beverages - 3.0%
Campbell Soup Co.	421,460	$13,748,025
General Mills, Inc.	382,800	24,644,664
Groupe Danone	169,040	10,186,478
J.M. Smucker Co.	308,603	16,359,045
Kellogg Co.	337,030	16,591,987
Nestle S.A.	1,626,792	69,322,720
PepsiCo, Inc.	913,940	53,611,720

		$204,464,639
Food & Drug Stores - 1.9%
CVS Caremark Corp.	1,920,309	$68,631,844
Kroger Co.	1,553,460	32,063,414
Walgreen Co.	677,320	25,379,180

		$126,074,438
Gaming & Lodging - 0.1%
Royal Caribbean Cruises Ltd. (a)	34,400	$828,352
Starwood Hotels & Resorts Worldwide, Inc.	162,270	5,359,778

		$6,188,130
General Merchandise - 0.8%
Macy’s, Inc.	1,364,520	$24,957,071
Target Corp.	411,520	19,209,754
Wal-Mart Stores, Inc.	143,460	7,042,451

		$51,209,276

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Health Maintenance Organizations - 0.3%
WellPoint, Inc. (a)	396,130	$18,760,717

Insurance - 4.0%
Allstate Corp.	1,867,100	$57,170,602
Aon Corp.	437,440	17,799,434
Chubb Corp.	275,370	13,881,402
MetLife, Inc.	2,786,520	106,082,816
Prudential Financial, Inc.	464,950	23,205,655
Travelers Cos., Inc.	961,710	47,344,983

		$265,484,892
Internet - 0.1%
Google, Inc., “A” (a)	17,500	$8,677,375

Leisure & Toys - 0.2%
Hasbro, Inc.	483,310	$13,411,853

Machinery & Tools - 0.4%
Eaton Corp.	478,590	$27,083,408

Major Banks - 8.2%
Bank of America Corp.	1,347,210	$22,794,793
Bank of New York Mellon Corp.	3,249,798	94,211,644
Goldman Sachs Group, Inc.	585,510	107,938,769
JPMorgan Chase & Co.	3,314,801	145,254,580
PNC Financial Services Group, Inc.	710,139	34,505,654
Regions Financial Corp.	2,422,450	15,043,415
State Street Corp.	1,308,810	68,843,406
Wells Fargo & Co.	2,218,780	62,525,220

		$551,117,481
Medical Equipment - 1.4%
Becton, Dickinson and Co.	343,640	$23,968,890
Medtronic, Inc.	1,255,780	46,212,704
Thermo Fisher Scientific, Inc. (a)	173,860	7,592,466
Waters Corp. (a)	346,330	19,345,994

		$97,120,054
Metals & Mining - 0.1%
Alcoa, Inc.	323,470	$4,243,926
Nucor Corp.	16,200	761,562

		$5,005,488

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Natural Gas - Distribution - 0.3%
Sempra Energy	346,390	$17,253,686

Natural Gas - Pipeline - 0.1%
Williams Cos., Inc.	558,640	$9,982,897

Network & Telecom - 0.3%
Cisco Systems, Inc. (a)	293,070	$6,898,868
Nokia Corp., ADR	797,730	11,662,813

		$18,561,681
Oil Services - 0.4%
Halliburton Co.	286,000	$7,756,320
National Oilwell Varco, Inc. (a)	335,630	14,475,722
Noble Corp.	201,520	7,649,699

		$29,881,741
Other Banks & Diversified Financials - 0.1%
Northern Trust Corp.	100,920	$5,869,507

Pharmaceuticals - 4.6%
Abbott Laboratories	1,116,960	$55,256,011
GlaxoSmithKline PLC	489,320	9,614,773
Johnson & Johnson	1,151,030	70,086,217
Merck & Co., Inc.	1,918,640	60,686,583
Merck KGaA	117,920	11,725,332
Pfizer, Inc.	2,543,930	42,102,042
Roche Holding AG	48,240	7,797,163
Wyeth	1,047,188	50,872,393

		$308,140,514
Railroad & Shipping - 0.1%
Burlington Northern Santa Fe Corp.	38,230	$3,051,901
Canadian National Railway Co.	18,380	900,436

		$3,952,337
Specialty Chemicals - 0.6%
Air Products & Chemicals, Inc.	481,210	$37,332,272

Specialty Stores - 0.5%
Abercrombie & Fitch Co., “A”	145,620	$4,787,986
Home Depot, Inc.	312,590	8,327,398
Staples, Inc.	992,890	23,054,906

		$36,170,290

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Telecommunications - Wireless - 0.8%
Vodafone Group PLC	22,885,783	$51,278,030
Vodafone Group PLC, ADR	108,900	2,450,250

		$53,728,280
Telephone Services - 2.2%
AT&T, Inc.	4,637,868	$125,268,815
CenturyTel, Inc.	362,927	12,194,347
Royal KPN N.V.	710,510	11,785,281

		$149,248,443
Tobacco - 1.8%
Altria Group, Inc.	227,320	$4,048,569
Lorillard, Inc.	168,670	12,532,181
Philip Morris International, Inc.	2,148,260	104,706,192

		$121,286,942
Trucking - 0.2%
United Parcel Service, Inc., “B”	236,560	$13,358,543

Utilities - Electric Power - 3.2%
Allegheny Energy, Inc.	271,550	$7,201,506
American Electric Power Co., Inc.	395,870	12,268,011
CMS Energy Corp.	356,360	4,775,224
Dominion Resources, Inc.	721,968	24,907,896
Entergy Corp.	163,230	13,035,548
FPL Group, Inc.	734,290	40,554,837
Northeast Utilities	140,730	3,340,930
NRG Energy, Inc. (a)	562,460	15,855,747
PG&E Corp.	601,820	24,367,692
PPL Corp.	812,920	24,663,993
Progress Energy, Inc.	261,800	10,225,908
Public Service Enterprise Group, Inc.	1,033,850	32,504,244

		$213,701,536
Total Common Stocks (Identified Cost, $3,610,942,785)		$4,040,102,715

Bonds - 38.1%
Agency - Other - 0.1%
Financing Corp., 9.65%, 2018	$2,850,000	$3,966,217

Asset Backed & Securitized - 2.4%
Banc of America Commercial Mortgage, Inc., 5.935%, 2051	$13,600,000	$12,087,385
Banc of America Commercial Mortgage, Inc., “A4”, 5.634%, 2046	1,921,000	1,780,809

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset Backed & Securitized - continued
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.046%, 2040 (z)	$10,340,000	$4,374,854
BlackRock Capital Finance LP, 7.75%, 2026	1,067,235	154,749
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (z)	2,400,000	1,296,000
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	6,820,000	5,701,965
Countrywide Asset-Backed Certificates, FRN, 4.575%, 2035	15,745	15,630
Countrywide Asset-Backed Certificates, FRN, 4.823%, 2035	592,921	581,744
Countrywide Asset-Backed Certificates, FRN, 5.689%, 2046	6,450,000	3,119,687
Credit Suisse Commercial Mortgage Trust, 5.509%, 2039	8,321,579	5,811,759
Credit Suisse Mortgage Capital Certificate, 5.695%, 2040	9,759,829	7,691,761
CWCapital LLC, 5.223%, 2048	14,588,000	12,051,987
GE Commercial Mortgage Corp., FRN, 5.515%, 2044	7,580,000	5,725,968
GMAC Mortgage Corp. Loan Trust, FRN, 5.805%, 2036	7,534,000	3,490,498
JPMorgan Chase Commercial Mortgage Securities Corp., 4.78%, 2042	828,000	698,587
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 2049	4,090,347	3,447,953
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 4.948%, 2037	1,200,000	1,008,833
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.401%, 2041	2,279,327	2,282,583
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.475%, 2043	6,980,000	6,530,593
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.065%, 2045	7,270,000	6,760,840
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.006%, 2049	16,230,000	14,186,159
Merrill Lynch Mortgage Trust, FRN, 6.022%, 2050	5,520,000	1,244,109
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.649%, 2039	6,500,000	4,954,468
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.81%, 2050	9,759,829	7,598,225
Morgan Stanley Capital I, Inc., FRN, 1.047%, 2030 (i)(n)	50,698,214	1,396,771
Residential Asset Mortgage Products, Inc., FRN, 4.971%, 2034	5,243,000	3,876,640
Residential Funding Mortgage Securities, Inc., 5.32%, 2035	8,242,000	2,689,481
Spirit Master Funding LLC, 5.05%, 2023 (z)	8,590,580	5,296,441
Structured Asset Securities Corp., FRN, 4.67%, 2035	5,524,580	4,763,349
Wachovia Bank Commercial Mortgage Trust, 4.75%, 2044	7,432,000	6,289,890
Wachovia Bank Commercial Mortgage Trust, 6.1%, 2051	18,785,000	15,467,909
Wachovia Bank Commercial Mortgage Trust, FRN, 6.158%, 2045	9,160,000	6,977,216
Wachovia Bank Commercial Mortgage Trust, FRN, 5.795%, 2045	4,405,058	3,334,636

		$162,689,479

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Broadcasting - 0.1%
Hearst-Argyle Television, Inc., 7.5%, 2027	$3,800,000	$3,059,817
News America, Inc., 8.5%, 2025	5,903,000	6,524,804

		$9,584,621
Building - 0.1%
CRH America, Inc., 6.95%, 2012	$6,291,000	$6,739,366

Cable TV - 0.3%
Cox Communications, Inc., 4.625%, 2013	$6,711,000	$6,971,655
DIRECTV Holdings LLC, 5.875%, 2019 (z)	1,700,000	1,689,375
Time Warner Entertainment Co. LP, 8.375%, 2033	7,170,000	8,617,472

		$17,278,502
Conglomerates - 0.1%
Kennametal, Inc., 7.2%, 2012	$8,542,000	$9,005,241

Consumer Products - 0.1%
Fortune Brands, Inc., 5.125%, 2011	$9,636,000	$9,881,304

Consumer Services - 0.2%
Western Union Co., 5.4%, 2011	$10,085,000	$10,743,369

Defense Electronics - 0.1%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	$8,973,000	$9,356,605

Electronics - 0.1%
Tyco Electronics Group S.A., 6.55%, 2017	$7,980,000	$8,353,616

Emerging Market Quasi-Sovereign - 0.4%
Mubadala Development Co., 7.625%, 2019 (n)	$7,394,000	$8,392,190
Petroleos Mexicanos, 8%, 2019	4,145,000	4,733,590
Qtel International Finance Ltd., 6.5%, 2014 (n)	1,395,000	1,523,139
Qtel International Finance Ltd., 7.875%, 2019 (n)	2,963,000	3,387,423
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016 (n)	6,340,000	6,590,874

		$24,627,216
Emerging Market Sovereign - 0.0%
Republic of Peru, 7.35%, 2025	$551,000	$643,293

Energy - Independent - 0.3%
Anadarko Petroleum Corp., 6.45%, 2036	$7,610,000	$7,857,272
Nexen, Inc., 5.875%, 2035	2,117,000	1,938,884
Ocean Energy, Inc., 7.25%, 2011	8,780,000	9,571,631

		$19,367,787

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Energy - Integrated - 0.3%
Hess Corp., 8.125%, 2019	$1,740,000	$2,090,342
Husky Energy, Inc., 5.9%, 2014	4,370,000	4,714,120
Husky Energy, Inc., 7.25%, 2019	4,453,000	5,107,324
Petro-Canada, 6.05%, 2018	9,475,000	9,921,254

		$21,833,040
Financial Institutions - 0.3%
General Electric Capital Corp., 5.45%, 2013	$2,383,000	$2,511,370
HSBC Finance Corp., 5.25%, 2011	8,925,000	9,175,195
ORIX Corp., 5.48%, 2011	9,030,000	8,589,598

		$20,276,163
Food & Beverages - 0.4%
Anheuser-Busch Cos., Inc., 8%, 2039 (n)	$7,380,000	$9,549,949
Diageo Finance B.V., 5.5%, 2013	6,334,000	6,880,643
Dr. Pepper Snapple Group, Inc., 6.12%, 2013	2,540,000	2,772,202
Dr. Pepper Snapple Group, Inc., 6.82%, 2018	3,082,000	3,503,565
Miller Brewing Co., 5.5%, 2013 (n)	7,006,000	7,404,193

		$30,110,552
Food & Drug Stores - 0.1%
CVS Caremark Corp., 6.125%, 2016	$6,630,000	$7,268,747

Gaming & Lodging - 0.1%
Wyndham Worldwide Corp., 6%, 2016	$6,562,000	$5,907,906

Insurance - 0.2%
ING Groep N.V., 5.775% to 2015, FRN to 2049	$8,503,000	$5,441,920
Metropolitan Life Global Funding, 5.125%, 2013 (n)	3,340,000	3,463,006
Metropolitan Life Global Funding, 5.125%, 2014 (n)	1,320,000	1,378,991

		$10,283,917
Insurance - Property & Casualty - 0.3%
Allstate Corp., 5.55%, 2035	$7,742,000	$7,785,750
Chubb Corp., 6.375% to 2017, FRN to 2067	6,830,000	6,147,000
ZFS Finance USA Trust IV, 5.875% to 2012, FRN to 2032 (n)	770,000	624,578
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2037 (n)	2,925,000	2,369,250

		$16,926,578
International Market Quasi-Sovereign - 0.5%
ING Bank N.V., 3.9%, 2014 (n)	$6,920,000	$7,122,479
KFW International Finance, Inc., 4.875%, 2019	7,250,000	7,883,752

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
International Market Quasi-Sovereign - continued
Royal Bank of Scotland Group PLC, 2.625%, 2012 (n)	$13,020,000	$13,213,438
Societe Financement de l’ Economie Francaise, 3.375%, 2014 (n)	4,053,000	4,161,320

		$32,380,989
Local Authorities - 0.3%
California (Build America Bonds), 7.5%, 2034	$2,160,000	$2,372,069
California (Build America Bonds), 7.55%, 2039	5,860,000	6,513,214
Metropolitan Transportation Authority, NY (Build America Bonds), 7.336%, 2039	5,865,000	7,249,316
New Jersey Turnpike Authority Rev. (Build America Bonds), “F”, 7.414%, 2040	5,815,000	7,168,732

		$23,303,331
Machinery & Tools - 0.1%
Atlas Copco AB, 5.6%, 2017 (n)	$5,970,000	$6,115,029

Major Banks - 1.8%
Bank of America Corp., 7.375%, 2014	$2,825,000	$3,143,276
Bank of America Corp., 5.49%, 2019	4,135,000	3,853,547
Bank of America Corp., 7.625%, 2019	3,980,000	4,484,628
Barclays Bank PLC, 5%, 2016	2,650,000	2,683,835
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	3,200,000	2,784,000
Credit Suisse New York, 5.5%, 2014	8,200,000	8,811,548
DBS Group Holdings Ltd., 7.657% to 2011, FRN to 2049 (n)	4,943,000	4,980,073
Goldman Sachs Group, Inc., 6%, 2014	4,650,000	5,057,042
Goldman Sachs Group, Inc., 5.625%, 2017	6,364,000	6,411,310
Goldman Sachs Group, Inc., 7.5%, 2019	6,698,000	7,659,947
JPMorgan Chase & Co., 6.3%, 2019	6,750,000	7,369,157
Merrill Lynch & Co., Inc., 6.15%, 2013	6,790,000	7,184,492
Merrill Lynch & Co., Inc., 6.11%, 2037	5,900,000	5,611,832
Morgan Stanley, 5.75%, 2016	6,120,000	6,210,080
Morgan Stanley, 6.625%, 2018	6,920,000	7,317,367
Morgan Stanley, 7.3%, 2019	1,980,000	2,178,543
MUFG Capital Finance 1 Ltd., 6.346% to 2016, FRN to 2049	3,495,000	3,228,608
PNC Funding Corp., 5.625%, 2017	6,510,000	6,405,749
UniCredito Italiano Capital Trust II, 9.2% to 2010, FRN to 2049 (n)	11,444,000	10,414,040
UniCredito Luxembourg Finance S.A., 6%, 2017 (n)	8,740,000	8,437,115
Wachovia Corp., 5.25%, 2014	4,613,000	4,684,797

		$118,910,986
Medical & Health Technology & Services - 0.3%
Cardinal Health, Inc., 5.8%, 2016	$4,803,000	$5,011,215
CareFusion Corp., 6.375%, 2019 (n)	6,240,000	6,767,642

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Medical & Health Technology & Services - continued
Hospira, Inc., 5.55%, 2012	$3,080,000	$3,268,391
Hospira, Inc., 6.05%, 2017	5,813,000	6,087,228

		$21,134,476
Metals & Mining - 0.1%
ArcelorMittal, 6.125%, 2018	$9,913,000	$9,765,851

Mortgage Backed - 14.6%
Fannie Mae, 6.33%, 2011	$1,401,665	$1,481,026
Fannie Mae, 4.01%, 2013	987,260	1,024,907
Fannie Mae, 4.021%, 2013	3,111,174	3,234,937
Fannie Mae, 4.767%, 2013	552,400	583,834
Fannie Mae, 4.582%, 2014	5,657,398	5,971,878
Fannie Mae, 4.63%, 2014	2,460,426	2,599,456
Fannie Mae, 4.778%, 2014	191,998	203,060
Fannie Mae, 4.839%, 2014	4,396,971	4,674,656
Fannie Mae, 4.88%, 2014-2020	1,601,237	1,705,295
Fannie Mae, 4.564%, 2015	352,353	370,743
Fannie Mae, 4.78%, 2015	2,358,900	2,503,986
Fannie Mae, 4.856%, 2015	657,867	695,866
Fannie Mae, 4.921%, 2015	4,706,832	5,026,398
Fannie Mae, 5.19%, 2015	1,368,521	1,481,132
Fannie Mae, 5.09%, 2016	2,000,000	2,149,122
Fannie Mae, 5.05%, 2017	2,501,000	2,681,553
Fannie Mae, 5.5%, 2017-2035	198,357,254	209,046,317
Fannie Mae, 6%, 2017-2037	110,544,352	117,621,930
Fannie Mae, 4.5%, 2018-2035	36,536,726	38,064,488
Fannie Mae, 5%, 2018-2038	104,078,596	108,287,546
Fannie Mae, 7.5%, 2030-2032	1,199,156	1,342,663
Fannie Mae, 6.5%, 2031-2037	40,854,248	44,004,478
Freddie Mac, 6%, 2016-2037	68,370,194	72,720,208
Freddie Mac, 5%, 2017-2035	86,889,242	90,711,536
Freddie Mac, 4.5%, 2019-2039	61,419,059	63,166,145
Freddie Mac, 5.085%, 2019	6,789,000	7,305,439
Freddie Mac, 5.5%, 2019-2035	60,031,036	63,357,121
Freddie Mac, 6.5%, 2034-2037	19,214,707	20,561,661
Ginnie Mae, 5.5%, 2032-2035	25,564,379	27,015,115
Ginnie Mae, 6%, 2032-2038	22,558,026	23,971,784
Ginnie Mae, 4.5%, 2033-2034	6,467,695	6,599,366
Ginnie Mae, 5%, 2033-2039	48,301,714	50,121,505

		$980,285,151

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Municipals - 0.4%
California Educational Facilities Authority Rev. (Stanford University), “T-1”, 5%, 2039	$3,195,000	$3,788,248
Massachusetts Health & Educational Facilities Authority Rev. (Boston College), 5.5%, 2030	4,210,000	5,213,875
Massachusetts Health & Educational Facilities Authority Rev. (Mass Institute Technology), “K”, 5.5%, 2032	12,025,000	15,595,463

		$24,597,586
Natural Gas - Pipeline - 0.5%
CenterPoint Energy, Inc., 7.875%, 2013	$6,965,000	$7,842,980
Enterprise Products Operating LLC, 6.5%, 2019	5,184,000	5,660,280
Kinder Morgan Energy Partners LP, 6.75%, 2011	8,013,000	8,497,618
Kinder Morgan Energy Partners LP, 7.75%, 2032	2,520,000	2,834,307
Spectra Energy Capital LLC, 8%, 2019	5,327,000	6,281,476

		$31,116,661
Network & Telecom - 0.4%
AT&T, Inc., 6.55%, 2039	$7,210,000	$7,860,645
Telecom Italia Capital, 5.25%, 2013	4,186,000	4,403,438
Telefonica Europe B.V., 7.75%, 2010	3,298,000	3,488,605
Verizon New York, Inc., 6.875%, 2012	11,404,000	12,403,218

		$28,155,906
Oils - 0.2%
Valero Energy Corp., 6.875%, 2012	$12,750,000	$13,721,818

Other Banks & Diversified Financials - 1.1%
American Express Co., 5.5%, 2016	$11,996,000	$11,892,690
Banco Bradesco S.A., 6.75%, 2019 (z)	3,383,000	3,488,675
Capital One Financial Corp., 6.15%, 2016	8,680,000	8,523,708
Groupe BPCE S.A., 12.5%, 2049 (n)	7,712,000	8,483,200
Nordea Bank AB, 5.424% to 2015, FRN to 2049 (n)	3,333,000	2,733,060
Svenska Handelsbanken AB, 4.875%, 2014 (n)	5,000,000	5,230,420
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	12,360,000	9,294,720
UFJ Finance Aruba AEC, 6.75%, 2013	9,069,000	10,077,700
Woori Bank, 6.125% to 2011, FRN to 2016 (n)	15,472,000	15,077,418

		$74,801,591
Pharmaceuticals - 0.4%
Allergan, Inc., 5.75%, 2016	$9,860,000	$10,569,319
Pfizer, Inc., 7.2%, 2039	3,040,000	3,826,177
Roche Holdings, Inc., 6%, 2019 (n)	8,380,000	9,328,105

		$23,723,601

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Railroad & Shipping - 0.0%
CSX Corp., 6.75%, 2011	$618,000	$661,406

Real Estate - 0.4%
Boston Properties, Inc., REIT, 5%, 2015	$2,006,000	$1,964,309
HRPT Properties Trust, REIT, 6.25%, 2016	11,278,000	10,345,930
Kimco Realty Corp., REIT, 6%, 2012	1,750,000	1,824,793
ProLogis, REIT, 5.75%, 2016	7,687,000	6,875,860
Vornado Realty Trust, REIT, 4.75%, 2010	5,141,000	5,188,683

		$26,199,575
Retailers - 0.3%
Home Depot, Inc., 5.875%, 2036	$2,896,000	$2,809,717
Limited Brands, Inc., 5.25%, 2014	6,288,000	5,833,573
Wal-Mart Stores, Inc., 5.25%, 2035	12,347,000	12,363,755

		$21,007,045
Supranational - 0.1%
Asian Development Bank, 2.75%, 2014	$5,390,000	$5,369,595

Telecommunications - Wireless - 0.2%
Cingular Wireless LLC, 6.5%, 2011	$3,924,000	$4,313,594
Rogers Communications, Inc., 6.8%, 2018	8,529,000	9,571,721

		$13,885,315
Tobacco - 0.1%
Philip Morris International, Inc., 4.875%, 2013	$4,662,000	$4,952,568

U.S. Government Agencies and Equivalents - 0.5%
Aid-Egypt, 4.45%, 2015	$9,559,000	$10,169,055
Small Business Administration, 8.8%, 2011	11,039	11,248
Small Business Administration, 4.35%, 2023	1,489,292	1,551,633
Small Business Administration, 4.77%, 2024	3,843,682	4,044,442
Small Business Administration, 5.18%, 2024	6,127,698	6,499,581
Small Business Administration, 5.52%, 2024	4,010,882	4,279,466
Small Business Administration, 4.99%, 2024	5,405,072	5,702,054
Small Business Administration, 4.95%, 2025	4,379,444	4,640,262

		$36,897,741
U.S. Treasury Obligations - 8.6%
U.S. Treasury Bonds, 2.375%, 2010	$4,813,000	$4,899,860
U.S. Treasury Bonds, 2%, 2013	11,523,000	11,539,201
U.S. Treasury Bonds, 4.75%, 2017	2,870,000	3,198,032
U.S. Treasury Bonds, 8.5%, 2020	2,148,000	3,083,722

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
U.S. Treasury Obligations - continued
U.S. Treasury Bonds, 6%, 2026	$6,445,000	$7,996,833
U.S. Treasury Bonds, 6.75%, 2026	11,593,000	15,502,020
U.S. Treasury Bonds, 5.25%, 2029	12,125,000	14,074,470
U.S. Treasury Bonds, 5.375%, 2031	4,690,000	5,572,306
U.S. Treasury Bonds, 4.5%, 2036	5,928,000	6,367,039
U.S. Treasury Bonds, 5%, 2037	31,864,000	36,927,381
U.S. Treasury Notes, 6.5%, 2010	4,316,000	4,417,495
U.S. Treasury Notes, 1.5%, 2010	65,192,000	65,920,325
U.S. Treasury Notes, 0.875%, 2011	44,324,000	44,493,672
U.S. Treasury Notes, 5.125%, 2011	64,804,000	69,671,882
U.S. Treasury Notes, 4.125%, 2012	40,921,000	44,133,953
U.S. Treasury Notes, 3.875%, 2013	9,952,000	10,694,509
U.S. Treasury Notes, 3.5%, 2013	25,000,000	26,572,275
U.S. Treasury Notes, 3.125%, 2013	65,703,000	68,849,582
U.S. Treasury Notes, 2.75%, 2013	54,555,000	56,302,451
U.S. Treasury Notes, 1.5%, 2013	16,019,000	15,684,860
U.S. Treasury Notes, 4.75%, 2014	2,962,000	3,301,706
U.S. Treasury Notes, 4.25%, 2015	856,000	932,237
U.S. Treasury Notes, 2.625%, 2016	4,568,000	4,519,465
U.S. Treasury Notes, 3.75%, 2018	23,607,000	24,427,721
U.S. Treasury Notes, TIPS, 1.625%, 2015	25,342,115	25,817,280

		$574,900,277
Utilities - Electric Power - 1.2%
Bruce Mansfield Unit, 6.85%, 2034	$13,755,771	$13,499,696
Enel Finance International S.A., 6.25%, 2017 (n)	8,525,000	9,182,192
Exelon Generation Co. LLC, 6.2%, 2017	720,000	785,782
Exelon Generation Co. LLC, 5.2%, 2019	1,520,000	1,536,633
Exelon Generation Co. LLC, 6.25%, 2039	3,020,000	3,082,399
MidAmerican Energy Holdings Co., 5.875%, 2012	2,667,000	2,905,769
MidAmerican Funding LLC, 6.927%, 2029	12,485,000	14,426,854
Oncor Electric Delivery Co., 7%, 2022	8,725,000	9,958,209
PSEG Power LLC, 6.95%, 2012	6,285,000	6,899,459
PSEG Power LLC, 5.5%, 2015	5,036,000	5,410,175
System Energy Resources, Inc., 5.129%, 2014 (z)	3,241,870	3,214,119
Waterford 3 Funding Corp., 8.09%, 2017	6,194,466	6,463,802

		$77,365,089
Total Bonds (Identified Cost, $2,523,776,020)		$2,554,095,106

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Money Market Funds (v) - 0.9%
Mutual Funds - 0.9%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value	61,008,142	$61,008,142
Total Investments (Identified Cost, $6,195,726,947)		$6,655,205,963

Other Assets, Less Liabilities - 0.8%		53,297,965
Net Assets - 100.0%		$6,708,503,928

(a)	Non-income producing security.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $169,466,500, representing 2.53% of net assets.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
Banco Bradesco S.A., 6.75%, 2019	9/22/09	$3,383,000	$3,488,675
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.046%, 2040	3/01/06	10,340,000	4,374,854
Capital Trust Realty Ltd., CDO, 5.16%, 2035	4/07/06	2,316,048	1,296,000
DIRECTV Holdings LLC, 5.875%, 2019	9/14/09	1,687,426	1,689,375
Spirit Master Funding LLC, 5.05%, 2023	10/04/05	8,496,890	5,296,441
System Energy Resources, Inc., 5.129%, 2014	4/16/04	3,241,870	3,214,119
Total Restricted Securities			$19,359,464
% of Net Assets			0.3%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
CDO	Collateralized Debt Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Security

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/09

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $6,134,718,805)	$6,594,197,821
Underlying funds, at cost and value	61,008,142
Total investments, at value (identified cost, $6,195,726,947)	$6,655,205,963
Cash	4,939
Receivables for
Investments sold	30,051,520
Fund shares sold	12,278,491
Interest and dividends	29,125,088
Other assets	70,367
Total assets	$6,726,736,368
Liabilities
Payables for
Distributions	$1,839,366
Investments purchased	4,602,647
Fund shares reacquired	8,497,408
Payable to affiliates
Investment adviser	128,958
Shareholder servicing costs	2,473,977
Distribution and service fees	182,118
Administrative services fee	6,509
Program manager fees	93
Payable for independent Trustees’ compensation	205,917
Accrued expenses and other liabilities	295,447
Total liabilities	$18,232,440
Net assets	$6,708,503,928
Net assets consist of
Paid-in capital	$7,491,883,153
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	459,487,984
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,237,502,898)
Accumulated distributions in excess of net investment income	(5,364,311)
Net assets	$6,708,503,928
Shares of beneficial interest outstanding	521,956,640

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$4,373,435,573	340,504,291	$12.84
Class B	775,219,147	60,354,361	12.84
Class C	861,666,554	66,781,923	12.90
Class I	104,557,001	8,141,453	12.84
Class R1	16,810,727	1,309,995	12.83
Class R2	152,115,432	11,815,937	12.87
Class R3	142,967,614	11,124,962	12.85
Class R4	264,795,881	20,605,388	12.85
Class 529A	8,227,781	641,787	12.82
Class 529B	4,608,594	358,853	12.84
Class 529C	4,099,624	317,690	12.90

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $13.62 and $13.60, respectively. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and 529A.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/09

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$133,254,483
Dividends	109,714,075
Dividends from underlying funds	290,860
Foreign taxes withheld	(576,493)
Total investment income		$242,682,925
Expenses
Management fee	$21,961,291
Distribution and service fees	31,520,102
Program manager fees	15,149
Shareholder servicing costs	10,758,777
Administrative services fee	1,232,663
Independent Trustees’ compensation	160,744
Custodian fee	299,593
Shareholder communications	486,193
Auditing fees	66,247
Legal fees	200,767
Miscellaneous	615,455
Total expenses		$67,316,981
Fees paid indirectly	(6,520)
Reduction of expenses by investment adviser	(40,458)
Net expenses		$67,270,003
Net investment income		$175,412,922
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(1,075,496,833)
Foreign currency transactions	(76,692)
Net realized gain (loss) on investments and foreign currency transactions		$(1,075,573,525)
Change in unrealized appreciation (depreciation) Investments	$760,625,407
Translation of assets and liabilities in foreign currencies	54,243
Net unrealized gain (loss) on investments and foreign currency translation		$760,679,650
Net realized and unrealized gain (loss) on investments and foreign currency		$(314,893,875)
Change in net assets from operations		$(139,480,953)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2009	2008
Change in net assets
From operations
Net investment income	$175,412,922	$236,088,053
Net realized gain (loss) on investments and foreign currency transactions	(1,075,573,525)	31,623,314
Net unrealized gain (loss) on investments and foreign currency translation	760,679,650	(1,545,012,698)
Change in net assets from operations	$(139,480,953)	$(1,277,301,331)
Distributions declared to shareholders
From net investment income	$(187,256,284)	$(248,797,547)
From net realized gain on investments	—	(846,088,324)
Total distributions declared to shareholders	$(187,256,284)	$(1,094,885,871)
Change in net assets from fund share transactions	$(880,211,729)	$(835,694,125)
Total change in net assets	$(1,206,948,966)	$(3,207,881,327)
Net assets
At beginning of period	7,915,452,894	11,123,334,221
At end of period (including accumulated distributions in excess of net investment income of $5,364,311 and undistributed net investment income of $130,477, respectively)	$6,708,503,928	$7,915,452,894

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.17	$16.86	$16.06	$16.11	$15.43
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.39	$0.44	$0.40	$0.39
Net realized and unrealized gain (loss) on investments and foreign currency	(0.31)	(2.36)	1.38	0.68	1.08
Total from investment operations	$0.03	$(1.97)	$1.82	$1.08	$1.47
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.41)	$(0.48)	$(0.42)	$(0.40)
From net realized gain on investments	—	(1.31)	(0.54)	(0.71)	(0.39)
Total distributions declared to shareholders	$(0.36)	$(1.72)	$(1.02)	$(1.13)	$(0.79)
Net asset value, end of period	$12.84	$13.17	$16.86	$16.06	$16.11
Total return (%) (r)(s)(t)	0.61	(12.77)	11.65	7.16	9.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	0.87	0.87	0.90	0.91
Expenses after expense reductions (f)	0.92	0.87	0.87	0.90	0.91
Net investment income	2.94	2.62	2.63	2.56	2.43
Portfolio turnover	56	53	45	48	50
Net assets at end of period (000 omitted)	$4,373,436	$5,025,291	$7,017,623	$7,157,485	$7,371,678

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 9/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.17	$16.85	$16.06	$16.10	$15.42
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.29	$0.33	$0.30	$0.28
Net realized and unrealized gain (loss) on investments and foreign currency	(0.31)	(2.35)	1.37	0.69	1.09
Total from investment operations	$(0.05)	$(2.06)	$1.70	$0.99	$1.37
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.31)	$(0.37)	$(0.32)	$(0.30)
From net realized gain on investments	—	(1.31)	(0.54)	(0.71)	(0.39)
Total distributions declared to shareholders	$(0.28)	$(1.62)	$(0.91)	$(1.03)	$(0.69)
Net asset value, end of period	$12.84	$13.17	$16.85	$16.06	$16.10
Total return (%) (r)(s)(t)	(0.05)	(13.30)	10.87	6.54	9.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.52	1.52	1.55	1.56
Expenses after expense reductions (f)	1.57	1.52	1.52	1.55	1.56
Net investment income	2.32	1.96	1.98	1.91	1.79
Portfolio turnover	56	53	45	48	50
Net assets at end of period (000 omitted)	$775,219	$1,148,445	$1,844,219	$2,245,907	$2,745,051

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 9/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.23	$16.92	$16.12	$16.16	$15.48
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.29	$0.33	$0.30	$0.28
Net realized and unrealized gain (loss) on investments and foreign currency	(0.31)	(2.36)	1.38	0.69	1.09
Total from investment operations	$(0.05)	$(2.07)	$1.71	$0.99	$1.37
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.31)	$(0.37)	$(0.32)	$(0.30)
From net realized gain on investments	—	(1.31)	(0.54)	(0.71)	(0.39)
Total distributions declared to shareholders	$(0.28)	$(1.62)	$(0.91)	$(1.03)	$(0.69)
Net asset value, end of period	$12.90	$13.23	$16.92	$16.12	$16.16
Total return (%) (r)(s)(t)	(0.04)	(13.30)	10.90	6.52	8.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.52	1.52	1.55	1.56
Expenses after expense reductions (f)	1.57	1.52	1.52	1.55	1.56
Net investment income	2.29	1.97	1.98	1.91	1.78
Portfolio turnover	56	53	45	48	50
Net assets at end of period (000 omitted)	$861,667	$1,014,651	$1,424,639	$1,488,592	$1,689,457

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 9/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.17	$16.85	$16.06	$16.11	$15.42
Income (loss) from investment operations
Net investment income (d)	$0.38	$0.44	$0.50	$0.45	$0.44
Net realized and unrealized gain (loss) on investments and foreign currency	(0.31)	(2.35)	1.37	0.69	1.09
Total from investment operations	$0.07	$(1.91)	$1.87	$1.14	$1.53
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.46)	$(0.54)	$(0.48)	$(0.45)
From net realized gain on investments	—	(1.31)	(0.54)	(0.71)	(0.39)
Total distributions declared to shareholders	$(0.40)	$(1.77)	$(1.08)	$(1.19)	$(0.84)
Net asset value, end of period	$12.84	$13.17	$16.85	$16.06	$16.11
Total return (%) (r)(s)	0.96	(12.40)	11.98	7.54	10.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.57	0.52	0.52	0.55	0.56
Expenses after expense reductions (f)	0.57	0.52	0.52	0.55	0.56
Net investment income	3.30	2.97	2.98	2.91	2.78
Portfolio turnover	56	53	45	48	50
Net assets at end of period (000 omitted)	$104,557	$155,134	$269,510	$242,806	$211,140

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 9/30
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$13.16	$16.84	$16.06	$16.10	$15.77
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.29	$0.30	$0.28	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	(0.30)	(2.35)	1.38	0.70	0.33
Total from investment operations	$(0.04)	$(2.06)	$1.68	$0.98	$0.45
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.31)	$(0.36)	$(0.31)	$(0.12)
From net realized gain on investments	—	(1.31)	(0.54)	(0.71)	—
Total distributions declared to shareholders	$(0.29)	$(1.62)	$(0.90)	$(1.02)	$(0.12)
Net asset value, end of period	$12.83	$13.16	$16.84	$16.06	$16.10
Total return (%) (r)(s)	(0.04)	(13.32)	10.75	6.43	2.85	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.56	1.66	1.74	1.77	(a)
Expenses after expense reductions (f)	1.57	1.56	1.62	1.64	1.77	(a)
Net investment income	2.29	1.93	1.83	1.83	1.43	(a)
Portfolio turnover	56	53	45	48	50
Net assets at end of period (000 omitted)	$16,811	$19,505	$16,936	$5,289	$1,901

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 9/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.20	$16.89	$16.10	$16.14	$15.46
Income (loss) from investment operations
Net investment income (d)	$0.32	$0.36	$0.38	$0.36	$0.31
Net realized and unrealized gain (loss) on investments and foreign currency	(0.31)	(2.36)	1.38	0.69	1.10
Total from investment operations	$0.01	$(2.00)	$1.76	$1.05	$1.41
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.38)	$(0.43)	$(0.38)	$(0.34)
From net realized gain on investments	—	(1.31)	(0.54)	(0.71)	(0.39)
Total distributions declared to shareholders	$(0.34)	$(1.69)	$(0.97)	$(1.09)	$(0.73)
Net asset value, end of period	$12.87	$13.20	$16.89	$16.10	$16.14
Total return (%) (r)(s)	0.46	(12.90)	11.25	6.90	9.27
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.05	1.22	1.29	1.31
Expenses after expense reductions (f)	1.07	1.05	1.17	1.19	1.31
Net investment income	2.79	2.45	2.30	2.28	1.95
Portfolio turnover	56	53	45	48	50
Net assets at end of period (000 omitted)	$152,115	$166,407	$102,667	$51,797	$26,576

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Years ended 9/30
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$13.18	$16.86	$16.07	$16.11	$15.78
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.40	$0.42	$0.39	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	(0.30)	(2.35)	1.38	0.70	0.34
Total from investment operations	$0.04	$(1.95)	$1.80	$1.09	$0.51
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.42)	$(0.47)	$(0.42)	$(0.18)
From net realized gain on investments	—	(1.31)	(0.54)	(0.71)	—
Total distributions declared to shareholders	$(0.37)	$(1.73)	$(1.01)	$(1.13)	$(0.18)
Net asset value, end of period	$12.85	$13.18	$16.86	$16.07	$16.11
Total return (%) (r)(s)	0.71	(12.65)	11.54	7.17	3.26	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.81	0.92	0.94	0.96	(a)
Expenses after expense reductions (f)	0.82	0.81	0.92	0.94	0.96	(a)
Net investment income	3.00	2.68	2.54	2.55	2.22	(a)
Portfolio turnover	56	53	45	48	50
Net assets at end of period (000 omitted)	$142,968	$106,360	$133,204	$57,485	$2,134

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 9/30
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$13.18	$16.86	$16.06	$16.11	$15.78
Income (loss) from investment operations
Net investment income (d)	$0.38	$0.43	$0.50	$0.45	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	(0.31)	(2.34)	1.36	0.67	0.33
Total from investment operations	$0.07	$(1.91)	$1.86	$1.12	$0.54
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.46)	$(0.52)	$(0.46)	$(0.21)
From net realized gain on investments	—	(1.31)	(0.54)	(0.71)	—
Total distributions declared to shareholders	$(0.40)	$(1.77)	$(1.06)	$(1.17)	$(0.21)
Net asset value, end of period	$12.85	$13.18	$16.86	$16.06	$16.11
Total return (%) (r)(s)	0.96	(12.42)	11.93	7.43	3.41	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.57	0.54	0.63	0.65	0.67	(a)
Expenses after expense reductions (f)	0.57	0.54	0.63	0.64	0.67	(a)
Net investment income	3.27	2.94	2.85	2.80	2.65	(a)
Portfolio turnover	56	53	45	48	50
Net assets at end of period (000 omitted)	$264,796	$257,120	$202,523	$10,122	$52

See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Years ended 9/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.15	$16.83	$16.04	$16.08	$15.40
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.36	$0.39	$0.36	$0.35
Net realized and unrealized gain (loss) on investments and foreign currency	(0.31)	(2.35)	1.38	0.69	1.08
Total from investment operations	$0.02	$(1.99)	$1.77	$1.05	$1.43
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.38)	$(0.44)	$(0.38)	$(0.36)
From net realized gain on investments	—	(1.31)	(0.54)	(0.71)	(0.39)
Total distributions declared to shareholders	$(0.35)	$(1.69)	$(0.98)	$(1.09)	$(0.75)
Net asset value, end of period	$12.82	$13.15	$16.83	$16.04	$16.08
Total return (%) (r)(s)(t)	0.50	(12.88)	11.34	6.97	9.46
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.05	1.12	1.15	1.16
Expenses after expense reductions (f)	1.02	1.05	1.12	1.14	1.16
Net investment income	2.84	2.44	2.37	2.32	2.16
Portfolio turnover	56	53	45	48	50
Net assets at end of period (000 omitted)	$8,228	$13,149	$14,753	$12,360	$9,923

See Notes to Financial Statements

Financial Highlights – continued

Class 529B	Years ended 9/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.17	$16.85	$16.06	$16.11	$15.42
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.27	$0.29	$0.26	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	(0.31)	(2.35)	1.37	0.68	1.10
Total from investment operations	$(0.06)	$(2.08)	$1.66	$0.94	$1.34
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.29)	$(0.33)	$(0.28)	$(0.26)
From net realized gain on investments	—	(1.31)	(0.54)	(0.71)	(0.39)
Total distributions declared to shareholders	$(0.27)	$(1.60)	$(0.87)	$(0.99)	$(0.65)
Net asset value, end of period	$12.84	$13.17	$16.85	$16.06	$16.11
Total return (%) (r)(s)(t)	(0.14)	(13.44)	10.61	6.21	8.81
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.70	1.77	1.80	1.81
Expenses after expense reductions (f)	1.67	1.70	1.77	1.79	1.81
Net investment income	2.19	1.79	1.72	1.67	1.52
Portfolio turnover	56	53	45	48	50
Net assets at end of period (000 omitted)	$4,609	$5,018	$5,809	$5,069	$4,477

See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Years ended 9/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.23	$16.92	$16.12	$16.17	$15.48
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.27	$0.29	$0.26	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	(0.31)	(2.36)	1.38	0.68	1.10
Total from investment operations	$(0.06)	$(2.09)	$1.67	$0.94	$1.34
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.29)	$(0.33)	$(0.28)	$(0.26)
From net realized gain on investments	—	(1.31)	(0.54)	(0.71)	(0.39)
Total distributions declared to shareholders	$(0.27)	$(1.60)	$(0.87)	$(0.99)	$(0.65)
Net asset value, end of period	$12.90	$13.23	$16.92	$16.12	$16.17
Total return (%) (r)(s)(t)	(0.14)	(13.45)	10.63	6.18	8.79
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.70	1.77	1.80	1.81
Expenses after expense reductions (f)	1.67	1.70	1.77	1.79	1.81
Net investment income	2.18	1.79	1.72	1.67	1.53
Portfolio turnover	56	53	45	48	50
Net assets at end of period (000 omitted)	$4,100	$4,372	$5,342	$4,566	$3,890

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class’ inception, April 1, 2005 (Classes R1, R3, and R4), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Total Return Fund (the fund) is a series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In making these estimates and assumptions, management has considered the effects, if any, of events occurring after the date of the fund’s Statement of Assets and Liabilities through November 16, 2009 which is the date that the financial statements were issued. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment

Notes to Financial Statements – continued

companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could

Notes to Financial Statements – continued

obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

The fund has adopted FASB Accounting Standard Codification 820, Fair Value Measurements and Disclosures (“ASC 820”), which provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of September 30, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$4,040,102,715	$—	$—	$4,040,102,715
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	615,764,239	—	615,764,239
Non-U.S. Sovereign Debt	—	63,021,093	—	63,021,093
Municipal Bonds	—	24,597,586	—	24,597,586
Corporate Bonds	—	544,998,839	—	544,998,839
Residential Mortgage-Backed Securities	—	998,395,184	—	998,395,184
Commercial Mortgage-Backed Securities	—	138,326,845	—	138,326,845
Asset-Backed Securities (including CDOs)	—	6,252,598	—	6,252,598
Foreign Bonds	—	162,738,722	—	162,738,722
Mutual Funds	61,008,142	—	—	61,008,142
Total Investments	$4,101,110,857	$2,554,095,106	$—	$6,655,205,963

For further information regarding security characteristics, see the Portfolio of Investments.

Notes to Financial Statements – continued

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”).

Notes to Financial Statements – continued

ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

ASC 815 also requires sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. As defined by ASC 815, a credit derivative is a derivative instrument (a) in which one or more of the derivative’s underlyings are related to the credit risk of a specified entity (or group of entities) or an index based on the credit risk of a group of entities and (b) that exposes the seller to potential loss from credit-risk-related events specified in the derivative contract. The seller (or writer) is the party that provides the credit protection and assumes the credit risk on a credit derivatives contract, such as a credit default swap. There was no impact from implementing ASC 815’s credit derivative disclosure provisions as the fund did not hold any credit derivatives for which it was the seller of protection at period end.

As defined under ASC 815, derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended September 30, 2009, the fund did not invest in any derivative instruments and accordingly there is no impact to the financial statements.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This

Notes to Financial Statements – continued

right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At September 30, 2009, there were no securities on loan.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage backed securities to financial

Notes to Financial Statements – continued

institutions and simultaneously agrees to accept substantially similar (same type, coupon, and maturity) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales. If certain criteria are met these dollar roll transactions may be considered a financing transaction whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Notes to Financial Statements – continued

The fund may enter into “TBA” (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

The fund may enter into “TBA” (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended September 30, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for

Notes to Financial Statements – continued

financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	9/30/09	9/30/08
Ordinary income (including any short-term capital gains)	$187,256,284	$358,695,276
Long-term capital gain	—	736,190,595
Total distributions	$187,256,284	$1,094,885,871

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/09
Cost of investments	$6,487,998,455
Gross appreciation	360,713,957
Gross depreciation	(193,506,449)
Net unrealized appreciation (depreciation)	$167,207,508

Undistributed ordinary income	8,594,490
Capital loss carryforwards	(166,059,755)
Post-October capital loss deferral	(779,211,858)
Other temporary differences	(13,909,610)

As of September 30, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

9/30/17	$ (166,059,755)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

Notes to Financial Statements – continued

The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 9/30/09	Year ended 9/30/08	Year ended 9/30/09	Year ended 9/30/08
Class A	$126,297,399	$168,226,819	$—	$535,843,118
Class B	20,277,427	30,869,961	—	135,020,654
Class C	19,775,947	25,701,051	—	108,018,631
Class I	4,631,981	7,348,982	—	20,856,322
Class R (b)	—	742,713	—	4,933,773
Class R1	398,556	464,398	—	1,749,778
Former Class R2 (b)	—	257,048	—	1,347,623
Class R2	4,021,809	3,958,288	—	9,123,580
Class R3	3,842,079	3,676,156	—	10,864,525
Class R4	7,606,319	6,974,175	—	16,271,373
Class 529A	218,920	371,049	—	1,163,532
Class 529B	98,716	108,829	—	474,843
Class 529C	87,131	98,078	—	420,572
Total	$187,256,284	$248,797,547	$—	$846,088,324

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $6.3 billion of average daily net assets	0.35%
Average daily net assets in excess of $6.3 billion	0.34%

The management fee incurred for the year ended September 30, 2009 was equivalent to an annual effective rate of 0.35% of the fund’s average daily net assets.

Effective December 1, 2007, if at the end of any month, the fund’s fiscal year-to-date average daily net assets exceed $11.5 billion and the total expenses for Class A exceed 0.87% of fiscal year-to-date average daily net assets, MFS has agreed in writing to reimburse Class A expenses such that Class A total expenses for the fund year-to-date are no greater than 0.87% of fiscal year-to-date average daily net assets, and to reduce the total expenses of the other share classes by the same percentage. If at the end of any month, the fund’s fiscal year-to-date average daily net assets exceed $12.5 billion and the

Notes to Financial Statements – continued

total expenses for Class A exceed 0.85% of fiscal year-to-date average daily net assets, MFS has agreed in writing to reimburse Class A expenses such that Class A total expenses for the fund year-to-date are no greater than 0.85% of fiscal year-to-date average daily net assets, and to reduce the total expenses of the other share classes by the same percentage. This written agreement excludes interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, and will continue until at least November 30, 2012. For the year ended September 30, 2009, the fund’s fiscal year-to-date average daily net assets did not exceed the limits and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $487,660 and $4,478 for the year ended September 30, 2009, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.35%	$14,067,422
Class B	0.75%	0.25%	1.00%	1.00%	8,218,356
Class C	0.75%	0.25%	1.00%	1.00%	8,000,261
Class R1	0.75%	0.25%	1.00%	1.00%	159,509
Class R2	0.25%	0.25%	0.50%	0.50%	674,330
Class R3	—	0.25%	0.25%	0.25%	296,570
Class 529A	0.10%	0.25%	0.35%	0.35%	25,746
Class 529B	0.75%	0.25%	1.00%	1.00%	41,327
Class 529C	0.75%	0.25%	1.00%	1.00%	36,581
Total Distribution and Service Fees					$31,520,102

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2009 based on each class’ average daily net assets. Assets attributable to Class A shares sold prior to October 1, 1989 are subject to a service fee of 0.15% annually. Prior to March 1, 2009, the

Notes to Financial Statements – continued

distribution fee rate for Class 529A was 0.25%, of which 0.10% was paid by the fund and the remaining 0.15% was not in effect. Effective March 1, 2009, the distribution fee rate for Class 529A shares decreased from 0.25% to 0.10%.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2009, were as follows:

Amount
Class A	$9,998
Class B	1,193,721
Class C	62,876
Class 529B	1,981
Class 529C	79

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended September 30, 2009, were as follows:

Amount
Class 529A	$7,356
Class 529B	4,134
Class 529C	3,659
Total Program Manager Fees	$15,149

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2009, the fee was $3,900,103, which equated to 0.0621% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to

Notes to Financial Statements – continued

affiliated and unaffiliated service providers. For the year ended September 30, 2009, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $6,858,674.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2009 was equivalent to an annual effective rate of 0.0196% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB Plan resulted in a pension expense of $11,688 and the Retirement Deferral plan resulted in a net decrease in expense of $9,880. Both amounts are included in independent Trustees’ compensation for the year ended September 30, 2009. The liability for deferred retirement benefits payable to certain independent Trustees under both Plans amounted to $146,626 at September 30, 2009, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the “Plan”), independent Trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Effective January 1, 2005, the Board elected to no longer allow Trustees to defer receipt of future

Notes to Financial Statements – continued

compensation under the Plan. Amounts deferred under the Plan are invested in shares of certain MFS Funds selected by the independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in other assets and payable for independent Trustees’ compensation on the Statement of Assets and Liabilities is $58,874 of deferred Trustees’ compensation. There is no current year expense associated with the Plan.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended September 30, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $79,452 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $40,458, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$1,025,092,697	$1,571,507,407
Investments (non-U.S. Government securities)	$2,527,682,589	$2,943,729,402

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/09		Year ended 9/30/08
	Shares	Amount	Shares	Amount
Shares sold
Class A	48,718,837	$554,847,091	61,315,868	$936,541,049
Class B	4,314,406	49,261,116	4,768,937	70,865,376
Class C	10,083,322	115,450,820	9,656,081	145,125,911
Class I	3,027,889	35,396,239	5,345,409	82,262,359
Class R (b)	—	—	1,621,408	25,459,428
Class R1	323,612	3,718,024	933,567	14,673,519
Former Class R2 (b)	—	—	811,465	12,840,225
Class R2	3,349,169	38,630,913	9,366,741	140,401,446
Class R3	6,271,690	69,943,233	3,304,376	50,105,818
Class R4	6,283,311	72,810,263	16,283,300	247,360,373
Class 529A	103,768	1,174,256	141,246	2,110,278
Class 529B	20,324	231,911	39,138	600,190
Class 529C	64,947	734,007	46,542	689,028
	82,561,275	$942,197,873	113,634,078	$1,729,035,000
Shares issued to shareholders in reinvestment of distributions
Class A	9,830,098	$112,226,959	41,930,813	$638,557,613
Class B	1,591,368	18,082,179	9,722,058	148,149,077
Class C	1,247,074	14,274,393	6,545,272	100,146,895
Class I	398,368	4,538,644	1,857,455	28,205,304
Class R (b)	—	—	181,515	2,790,660
Class R1	34,968	397,842	145,215	2,206,260
Former Class R2 (b)	—	—	106,584	1,604,671
Class R2	294,342	3,370,145	824,703	12,530,724
Class R3	335,016	3,832,281	953,095	14,499,167
Class R4	485,610	5,558,014	1,291,232	19,633,903
Class 529A	19,183	218,808	100,796	1,529,116
Class 529B	8,659	98,698	38,275	582,495
Class 529C	7,600	87,052	33,897	518,125
	14,252,286	$162,685,015	63,730,910	$970,954,010

Notes to Financial Statements – continued

	Year ended 9/30/09		Year ended 9/30/08
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(99,520,967)	$(1,122,404,462)	(138,087,935)	$(2,066,026,934)
Class B	(32,739,615)	(369,218,845)	(36,742,739)	(547,330,912)
Class C	(21,233,784)	(239,060,154)	(23,714,000)	(352,187,530)
Class I	(7,063,654)	(87,029,708)	(11,414,148)	(166,528,677)
Class R (b)	—	—	(6,167,917)	(93,862,169)
Class R1	(531,227)	(6,052,126)	(601,654)	(8,951,592)
Former Class R2 (b)	—	—	(1,659,440)	(24,405,529)
Class R2	(4,431,566)	(50,360,031)	(3,664,383)	(53,574,873)
Class R3	(3,552,061)	(40,067,770)	(4,086,790)	(59,913,675)
Class R4	(5,671,693)	(63,983,470)	(10,075,871)	(159,581,601)
Class 529A	(481,290)	(5,376,525)	(118,753)	(1,771,559)
Class 529B	(51,111)	(573,439)	(41,110)	(599,014)
Class 529C	(85,244)	(968,087)	(65,736)	(949,070)
	(175,362,212)	$(1,985,094,617)	(236,440,476)	$(3,535,683,135)
Net change
Class A	(40,972,032)	$(455,330,412)	(34,841,254)	$(490,928,272)
Class B	(26,833,841)	(301,875,550)	(22,251,744)	(328,316,459)
Class C	(9,903,388)	(109,334,941)	(7,512,647)	(106,914,724)
Class I	(3,637,397)	(47,094,825)	(4,211,284)	(56,061,014)
Class R (b)	—	—	(4,364,994)	(65,612,081)
Class R1	(172,647)	(1,936,260)	477,128	7,928,187
Former Class R2 (b)	—	—	(741,391)	(9,960,633)
Class R2	(788,055)	(8,358,973)	6,527,061	99,357,297
Class R3	3,054,645	33,707,744	170,681	4,691,310
Class R4	1,097,228	14,384,807	7,498,661	107,412,675
Class 529A	(358,339)	(3,983,461)	123,289	1,867,835
Class 529B	(22,128)	(242,830)	36,303	583,671
Class 529C	(12,697)	(147,028)	14,703	258,083
	(78,548,651)	$(880,211,729)	(59,075,488)	$(835,694,125)

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is

Notes to Financial Statements – continued

allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2009, the fund’s commitment fee and interest expense were $91,918 and $1,086, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Gain Contingency

The fund’s investment adviser, MFS, was the subject of an administrative proceeding concerning market timing which resulted in the Securities and Exchange Commission (the “SEC”) entering an order approving a settlement with MFS and two of its former officers (the “Settlement Order”). Under the terms of the Settlement Order, MFS transferred $175 million in disgorgement and $50 million in penalty (the “Payments”) to the SEC, which established a Fair Fund from which settlement funds have been, or will be, distributed to eligible current and former shareholders of the fund and certain other affected MFS retail funds. The Payments, along with additional amounts from a third-party settlement, have been, or will be, distributed to eligible shareholders in accordance with a plan developed by an independent distribution consultant (the “IDC”) in consultation with MFS and the Board of Trustees of the MFS retail funds. The plan was approved in July 2007 by the SEC. Pursuant to the distribution plan, after the distributions to eligible shareholders have been made, residual amounts, if any, may be available for distribution to the fund and certain other affected MFS retail funds. Certain procedural conditions of the distribution plan have not been met to date and, as such, the ultimate timing and amount of any payment of the residual amount is not known at this time.

(8)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	19,586,063	1,885,142,782	(1,843,720,703)	61,008,142

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$290,860	$61,008,142

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust V and the Shareholders of MFS Total Return Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Fund (one of the portfolios comprising MFS Series Trust V) (the “Fund”) as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Fund as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 16, 2009

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of November 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director (until 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 04/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 104 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers
Nevin Chitkara
William Douglas
Steven Gorham
Richard Hawkins
Joshua Marston
Michael Roberge
Brooks Taylor

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2008 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2008, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for each of the one- and five-year periods ended December 31, 2008 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and the Fund’s total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted the Fund’s advisory fee rate schedule is currently subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $6.3 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the

Board Review of Investment Advisory Agreement – continued

investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 51.74% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Investment professionals

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended September 30, 2009 and 2008, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
	2009	2008
Fees billed by Deloitte:
MFS Research Fund	38,192	44,337
MFS Total Return Fund	57,077	52,362
Total	95,269	96,699

	Audit Fees
	2009	2008
Fees billed by E&Y:
MFS International New Discovery Fund	41,695	40,893

For the fiscal years ended September 30, 2009 and 2008, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2009	2008	2009	2008	2009	2008
Fees billed by Deloitte:
To MFS Research Fund	0	0	5,869	5,683	1,068	1,207
To MFS Total Return Fund	0	0	8,121	7,864	1,068	1,207
Total fees billed by Deloitte To above Funds:	0	0	13,990	13,547	2,136	2,414
To MFS and MFS Related Entities of MFS Research Fund*	1,077,192	1,338,026	0	0	178,392	191,422
To MFS and MFS Related Entities of MFS Total Return Fund*	1,077,192	1,338,026	0	0	178,392	191,422

Aggregate fees for non-audit services:

	2009	2008
To MFS Research Fund, MFS and MFS Related Entities#	1,310,646	1,686,550
To MFS Total Return Fund, MFS and MFS Related Entities#	1,312,898	1,688,731

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2009	2008	2009	2008	2009	2008
Fees billed by E&Y:
To MFS International New Discovery Fund	0	0	8,021	8,521	0	0
To MFS and MFS Related Entities of MFS International New Discovery Fund*	0	0	0	0	0	0

Aggregate fees for non-audit services:

	2009	2008
To MFS International New Discovery Fund, MFS and MFS Related Entities#	548,364	214,659

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to analysis of certain portfolio holdings, and review of internal controls and review of Rule 38a-1 compliance program.

[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for the subscription to tax treatise and for services related to analysis of fund administrative expenses, compliance program and records management projects.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST V

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: November 16, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: November 16, 2009

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: November 16, 2009

*	Print name and title of each signing officer under his or her signature.